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EATON VANCE(R)
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[graphic omitted]

Annual Report December 31, 2000


                                   EATON VANCE
                                      PRIME
                                      RATE
                                     RESERVES

Eaton Vance Prime Rate Reserves as of December 31, 2000

LETTER TO SHAREHOLDERS

[Photo of James B. Hawkes]
James B. Hawkes
President

Eaton Vance Prime Rate Reserves had a total return of 3.89% for the year ended December 31, 2000.(1) That return was the result of shareholder distributions of $0.768 per share from net investment income and a decline in net asset value from $9.89 on December 31, 1999 to $9.50 on December 31, 2000. Based on the Fund's closing net asset value per share of $9.50 on December 31, 2000, the Fund had a distribution rate of 8.27%.(2) The Fund's SEC 30-day yield at December 31 was 8.19%.(3)

AN UNCERTAIN ECONOMIC OUTLOOK AND CHANGING MONETARY POLICY CREATED A CHALLENGING CLIMATE IN 2000...

2000 was characterized by extraordinary volatility in the financial markets amid increasing signs of weakness in the economy. In addition, the Federal Reserve's about-face on monetary policy turned the markets on end. Despite relatively low inflation figures - 3.6% for all of 2000 -- the Federal Reserve continued its anti-inflation fight in the first half of the year. However, as the economy slowed in the second half, the Fed signalled an easier policy.

The Fund's investment universe was affected by the economic uncertainties, as well as by weaker demand for lower-quality loans. Understandably, the Fund's performance reflected these changing conditions. However, while the Fund's total return was somewhat lower than in recent years, its volatility remained well below that of many other asset classes. And once again, consistent with its history, the Fund maintained its yield advantage over other short-term investments. For example, the Fund's distribution rate was higher than the returns from money market mutual funds, 3-month certificates of deposit, and bank money market accounts, which offered rates of 6.14%, 4.53%, and 3.71%, respectively, at December 31, 2000. Of course, unlike bank certificates of deposit, the Fund is not insured and does not offer a fixed rate of return; and unlike money market accounts, the Fund does not offer daily liquidity and its principal value and return can fluctuate with changing market conditions.

MARKET PRICING SHOULD PROVIDE NEW FLEXIBILITY FOR THE LOAN MARKET...

Clearly, 2000 marked an important transition year, as the loan market adjusted to the application of market pricing. As pioneers in the loan market, we at Eaton Vance are enthusiastic about this change. While the Fund will continue to seek high current income from senior floating-rate loans, we believe market pricing will improve liquidity, add more flexibility and create new opportunities in this unique asset class. In the pages that follow, co-portfolio managers Scott Page and Payson Swaffield review the past year and discuss their thoughts on the loan market.

               Sincerely,

           /s/ James B. Hawkes

               James B. Hawkes
               President
               February 12, 2001

--------------------------------------------------------------------------------
Fund Information
as of December 31, 200

Performance(4)
Average Annual Total Returns (at net asset value)
-----------------------------------------------------------
One year                              3.89%
Five years                            6.10
Ten years                             6.39
SEC Average Annual Total Returns (including applicable EWC)
-----------------------------------------------------------
One year                              1.01%
Five years                            6.10
Ten years                             6.39

Ten Largest Holdings(5)
-----------------------------------------------------------
Charter Communications Operating, LLC       2.3%
Nextel Communications, Inc.                 2.2
Stone Container Corp.                       1.4
VoiceStream Vender Facility                 1.2
Starwood Hotels & Resorts                   1.1
Lyondell Petrochemical Co.                  1.0
VoiceStream PCS                             1.0
Tricon Global Restaurants, Inc.             1.0
UCA Corp.                                   0.9
Blockbuster Entertainment Corp.             0.9

(1) This return does not include the applicable early withdrawal charge (EWC).
    (2) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the offering price. (3) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC average annual total returns reflect applicable EWC based on the following schedule: 3%-1st year; 2.5%-2nd year; 2%-3rd year; 1%-4th year. (5) The ten largest holdings account for 13.0% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio. Holdings are subject to change.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Eaton Vance Prime Rate Reserves as of December 31, 2000

MANAGEMENT DISCUSSION

[Photo of Scott H. Page]
    Scott H. Page

[Photo of Payson F. Swaffield]
    Payson F. Swaffield

An interview with Scott H. Page and Payson F. Swaffield, Co-portfolio Managers of Senior Debt Portfolio.

Q: Scott, what significant events occurred within the loan market in 2000 and how did they affect the Portfolio?

A: Mr. Page: 2000 was an event-filled year for Eaton Vance Prime Rate Reserves. The Fund experienced a 3.94% decline in net asset value per share (NAV), which was more than offset by the Fund's dividend, producing a 3.89% total return. While this total return was below historical returns and may have disappointed some investors, the Fund remained a comparatively safe haven during a period in which many equity and fixed income funds showed higher volatility and often negative returns.

    The decline in the Fund's NAV was caused by a much tighter and tougher corporate credit market. Weaker demand for lower quality loans was reflected in lower market prices.

Q:  How did credit market conditions affect the Portfolio in 2000?

A: Mr. Swaffield: Credit defaults increased in the bank loan market as well as other credit markets, such as the high yield market. Several factors led to a higher default rate: a slower economy in the second half of 2000; a lack of liquidity in some higher-risk markets; and an exodus of capital from "old economy" companies toward "new economy" companies, followed by a rapid retreat from these sectors later in the year. Each of these factors contributed to an overall increase in capital market volatility.

    When volatility and uncertainty increase in equity markets, companies' access to capital is impeded; defaults rise, and risk premiums increase until the market finds a new equilibrium. This process has been under way for some time, and was reflected in decreases in market prices of bank loans held by the Portfolio, as well as by an increase in yields demanded in the primary and secondary markets.

--------------------------------------------------------------------------------

    Five Largest Sector Weightings(1)
    --------------------------------------------

    TELECOMMUNICATIONS - WIRELESS           10.2%
    CABLE TELEVISION                         8.2%
    CHEMICALS                                4.4%
    COMMERCIAL SERVICES                      4.1%
    REAL ESTATE                              3.9%

    Portfolio Overview(1)
    --------------------------------------------

    Total net assets              $8.01 billion
    Number of borrowers                     350
    Industries represented                   64
    Days-to-interest rate reset         59 days
    Average maturity                  5.7 years
    Average size per borrowing    $22.1 million
    As % of total net assets              0.28%

    (1) The five largest sector weightings account for 30.8% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio. Sector Weightings and Portfolio Overview are as of 12/31/00 and are subject to change.

--------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

Q: Has the Portfolio ever faced challenging credit market conditions in the past?

A: Mr. Page: Yes. In the early 1990s, the credit markets faced even higher default levels. This period followed the late 1980s, when non-investment grade companies were generally much more highly leveraged than today. In the early 1990s, highly leveraged companies faced a recession, the Gulf War, a severe credit crunch and the savings and loan crisis. We successfully steered our bank loan portfolios through that difficult period.

    Today, the uncertainty is reflected more immediately and perhaps more severely in the Fund's NAV because of the balance of buyers and sellers for bank loans. In the short-run, that balance may encompass forces other than the intrinsic value of a holding. However, intrinsic value does tend to prevail over time, and it is our belief that, in most cases, senior secured loans have solid intrinsic value, especially when compared to unsecured and subordinated bonds or equities. Intrinsic value ultimately prevailed in the difficult markets of the early 1990s, and we believe that it ultimately is likely to prevail in this market too.

Q: Payson, could you elaborate on market pricing in calculating the Fund's net asset value?

A: Mr. Swaffield: In the fall of 1999, a pricing service for the secondary market trading of bank loans emerged under the auspices of the Loan Syndication and Trading Association (LSTA). In a joint venture with Loan Pricing Corporation (LPC), a subsidiary of Reuters, LSTA/LPC began the systematic collection and reporting of indicative secondary market prices for bank loans. Prior to this service, few standards existed for soliciting and distributing price information, and those that were available were not sufficiently reliable to serve as the basis of pricing and transacting bank loans on a daily basis.

    After an intensive evaluation of the new LSTA/LPC service, the Portfolio's Trustees adopted the use of this independent pricing service for a portion of the Portfolio. Throughout 2000, we continued to evaluate the reliability of the service, comparing its prices with actual transactions in loan interests that we and other institutional investors conducted. As we grew more comfortable with its reliability, based on the evaluation of data, we increased our reliance on the pricing service. Today, over 90% of the Portfolio is priced using this service and we expect that percentage to increase.

Q:  How can the Portfolio have losses if the loans are secured by collateral?

A: Mr. Page: Collateral is not a guarantee that a loan will be repaid at par, nor is it a guarantee that market prices will remain at par. It does, however, improve the odds that an obligation will be met at par. Nearly all the Portfolio's loans are secured, and, generally, they are secured by all the assets of a company: accounts receivable, inventory, property/plant, and intangibles. This greatly increases the probability that, in the event of a reversal of fortune, the company's underlying value will accrue to the benefit of secured creditors. Security and collateral afford powerful advantages in a restructuring and, while no guarantee of full recovery, it normally improves recoveries. This advantage is one of the primary reasons the Portfolio has had such a solid long term track record.

Q:  How do changes in interest rates affect the Portfolio?

A: Mr. Swaffield: The Portfolio invests in floating-rate instruments. When interest rates increase, our dividend and yield increase, and vice versa. From June 1999 through May 2000, as the Federal Reserve Bank increased rates on six occasions, the Portfolio's total return benefited, as well as our performance compared to fixed-rate bond instruments, which generally decline in value as rates rise. In recent years, the Fed has tended to use adjustments in short-term interest rates as its main tool for implementing monetary policy changes. That trend has increased the volatility of bonds, making bonds a less reliable alternative for risk-management. Naturally, changes in interest rates and yield curves are difficult to predict and can occur quickly, resulting in bond volatility.

    Typically, floating-rate funds such as Prime Rate Reserves do not have volatility arising from unpredictable changes in interest rates or the slope of the yield curve. We believe this greatly increases the Fund's attractiveness for risk-aware investors, especially given a track record of significantly beating inflation. Because of their floating-rate feature and a low or negative correlation with most large asset classes, bank loans can be an attractive means of reducing risk and diversifying a broader portfolio of equity and fixed-income securities.

Q:  How have you positioned the Portfolio in recent months?

A: Mr. Page: In an uncertain economic outlook, the flexibility of the Portfolio has allowed us to shift to sectors that we believe can better withstand a softer business climate. Now, as always, we have maintained a very diversified Portfolio and have, therefore, been able to accomplish the re-positioning of the Portfolio with relative ease. While the Portfolio's largest industry weighting at December 31 was telecommunications, we have become increasingly selective within the group. Our telecom weighting (wireless and wireline) was 12.0%, compared to the DLJ Leveraged Loan Index weighting of 19.4%. In contrast, the Portfolio had a 8.2% weighting in cable television companies, compared to a 6.9% DLJ Leveraged Loan Index weighting. We view new jurisdictions and revenue sources as major opportunities for cable providers.

Q:  What are some of the Portfolio's largest investments?

A: Mr. Swaffield: The Portfolio's largest holding at December 31 was Charter Communications, the nation's fourth largest cable television operator, with
    6.2 million customers. While continuing to build subscriber growth in its core cable business, the company has begun to offer bandwidth services, including high-speed Internet service, and has indicated plans to add interactive services. Charter saw revenues rise 175% in the first nine months of 2000, primarily due to its successful acquisition strategy.

    In the telecom sector, VoiceStream PCS Holdings is the eighth largest provider of wireless service in the U.S., offering voice, messaging, e-mail and data transmission services. The company recently agreed to be acquired by Deutsche Telekom of Germany. VoiceStream is the largest U.S. user of the Global System of Mobile Telecommunication (GSM), the same system used in Europe. Deutsche Telekom hopes the addition of VoiceStream will help it create a global wireless network.

    Another major holding, Starwood Hotels & Resorts, is among the world's largest hotel operators. The company owns or leases 716 vacation resorts in 70 countries under major hotel brands, including Westin, Sheraton, W and St. Regis, among others. Starwood enjoyed an 18% increase in earnings for the first nine months of 2000, benefiting from higher room rates and the successful integration of new acquisitions.

Q:   What is your outlook for the loan market in the coming year?

A: Mr. Page: The loan market appears to have already discounted the possibility of an economic slowdown, as recent prices of economically-sensitive loans have clearly reflected a softer business climate. While we expect that the slowdown will continue well into 2001, we believe the risk of an outright recession has been significantly lessened by the Federal Reserve's more accommodative monetary policy.

    Lenders should receive a twofold benefit from such a policy: banks will likely structure loans more conservatively, while lower interest rates should improve credit quality. Whichever direction the economy takes, we believe that the Portfolio is well-positioned for the coming year.

Eaton Vance Prime Rate Reserves as of December 31, 2000

MANAGEMENT DISCUSSION CONT'D

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Prime Rate Reserves vs. the DLJ Leveraged Loan Index Plus(R)

December 31, 1990 - December 31, 2000

                              FUND         DLJ LEVERAGED
                          Value at       Loan Index Plus
            Date               NAV                 Index
            -----------------------------------------------
            12/31/90       $10,000               $10,000
            1/31/91        $10,067               $10,067
            2/28/91        $10,132               $10,132
            3/31/91        $10,205               $10,205
            4/30/91        $10,273               $10,273
            5/31/91        $10,341               $10,341
            6/30/91        $10,404               $10,404
            7/31/91        $10,469               $10,469
            8/31/91        $10,534               $10,534
            9/30/91        $10,596               $10,596
            10/31/91       $10,658               $10,658
            11/30/91       $10,717               $10,717
            12/31/91       $10,776               $10,776
            1/31/92        $10,819               $10,829
            2/29/92        $10,868               $10,915
            3/31/92        $10,920               $11,076
            4/30/92        $10,971               $11,150
            5/31/92        $11,022               $11,253
            6/30/92        $11,077               $11,306
            7/31/92        $11,127               $11,373
            8/31/92        $11,187               $11,360
            9/30/92        $11,266               $11,388
            10/31/92       $11,302               $11,384
            11/30/92       $11,370               $11,443
            12/31/92       $11,442               $11,504
            1/31/93        $11,492               $11,585
            2/28/93        $11,500               $11,858
            3/31/93        $11,525               $12,036
            4/30/93        $11,606               $11,846
            5/31/93        $11,678               $12,033
            6/30/93        $11,738               $12,171
            7/31/93        $11,776               $12,325
            8/31/93        $11,850               $12,388
            9/30/93        $11,912               $12,390
            10/31/93       $11,942               $12,334
            11/30/93       $11,995               $12,559
            12/31/93       $12,053               $12,788
            1/31/94        $12,103               $13,001
            2/28/94        $12,151               $13,182
            3/31/94        $12,166               $13,242
            4/30/94        $12,206               $13,251
            5/31/94        $12,264               $13,412
            6/30/94        $12,334               $13,504
            7/31/94        $12,395               $13,680
            8/31/94        $12,411               $13,826
            9/30/94        $12,477               $13,922
            10/31/94       $12,564               $13,981
            11/30/94       $12,638               $14,045
            12/31/94       $12,785               $14,108
            1/31/95        $12,872               $14,214
            2/28/95        $12,979               $14,350
            3/31/95        $13,068               $14,461
            4/30/95        $13,138               $14,555
            5/31/95        $13,224               $14,720
            6/30/95        $13,308               $14,852
            7/31/95        $13,394               $14,953
            8/31/95        $13,477               $15,054
            9/30/95        $13,559               $15,147
            10/31/95       $13,647               $15,242
            11/30/95       $13,729               $15,265
            12/31/95       $13,816               $15,365
            1/31/96        $13,901               $15,459
            2/29/96        $13,977               $15,555
            3/31/96        $14,044               $15,670
            4/30/96        $14,110               $15,743
            5/31/96        $14,192               $15,843
            6/30/96        $14,270               $15,971
            7/31/96        $14,353               $16,096
            8/31/96        $14,434               $16,197
            9/30/96        $14,513               $16,275
            10/31/96       $14,597               $16,358
            11/30/96       $14,677               $16,454
            12/31/96       $14,761               $16,514
            1/31/97        $14,844               $16,630
            2/28/97        $14,919               $16,751
            3/31/97        $15,002               $16,916
            4/30/97        $15,083               $17,010
            5/31/97        $15,169               $17,137
            6/30/97        $15,256               $17,289
            7/31/97        $15,346               $17,411
            8/31/97        $15,434               $17,534
            9/30/97        $15,520               $17,644
            10/31/97       $15,611               $17,712
            11/30/97       $15,698               $17,781
            12/31/97       $15,791               $17,884
            1/31/98        $15,884               $17,988
            2/28/98        $15,965               $18,085
            3/31/98        $16,057               $18,226
            4/30/98        $16,149               $18,369
            5/31/98        $16,242               $18,499
            6/30/98        $16,334               $18,625
            7/31/98        $16,447               $18,726
            8/31/98        $16,544               $18,761
            9/30/98        $16,622               $18,675
            10/31/98       $16,717               $18,518
            11/30/98       $16,806               $18,649
            12/31/98       $16,883               $18,834
            1/31/99        $16,976               $18,883
            2/28/99        $17,058               $18,801
            3/31/99        $17,133               $18,915
            4/30/99        $17,223               $19,053
            5/31/99        $17,316               $19,298
            6/30/99        $17,408               $19,472
            7/31/99        $17,506               $19,602
            8/31/99        $17,589               $19,531
            9/30/99        $17,670               $19,485
            10/31/99       $17,755               $19,457
            11/30/99       $17,823               $19,583
            12/31/99       $17,879               $19,717
            1/31/00        $17,991               $19,909
            2/29/00        $18,097               $19,975
            3/31/00        $18,155               $19,817
            4/30/00        $18,249               $19,889
            5/31/00        $18,368               $20,056
            6/30/00        $18,468               $20,178
            7/31/00        $18,520               $20,322
            8/31/00        $18,553               $20,427
            9/30/00        $18,638               $20,493
            10/31/00       $18,631               $20,503
            11/30/00       $18,620               $20,549
            12/31/00       $18,574               $20,692

PERFORMANCE**
-----------------------------------------------------------

Average Annual Total Returns (at net asset value)
-----------------------------------------------------------
One year                                               3.89%
Five years                                             6.10
Ten years                                              6.39

SEC Average Annual Total Returns (including applicable EWC)
-----------------------------------------------------------
One year                                               1.01%
Five years                                             6.10
Ten Years                                              6.39

* Sources: TowersData, Bethesda, MD.; Donaldson, Lufkin & Jenrette. The chart compares the Fund's total return with that of the Donaldson, Lufkin & Jenrette (DLJ) Leveraged Loan Index Plus -- a representative index of tradable, senior, secured, U.S. dollar-denominated leveraged loans. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the DLJ Index. Because the DLJ Index commenced in January 1992, the line comparison assumes $10,776 hypothetical investments in the Fund and the DLJ Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

** Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual total returns reflect applicable EWC based on following schedule: 3%-1st year; 2.5%-2nd year; 2%-3rd year; 1%-4th year.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Eaton Vance Prime Rate Reserves as of December 31, 2000

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2000

ASSETS
-------------------------------------------------------------------------
Investment in Senior Debt Portfolio, at value
  (identified cost, $4,138,912,551)                        $3,987,584,683
Receivable for Trust shares sold                                2,439,698
-------------------------------------------------------------------------
Total assets                                               $3,990,024,381
-------------------------------------------------------------------------

LIABILITIES
-------------------------------------------------------------------------
Dividends payable                                          $   14,458,296
Payable for Trust shares repurchased                               16,363
Payable to affiliate for Trustees' fees                             1,089
Accrued expenses                                                  409,072
-------------------------------------------------------------------------
Total liabilities                                          $   14,884,820
-------------------------------------------------------------------------
Net Assets for 418,518,890 shares of
  beneficial interest outstanding                          $3,975,139,561
-------------------------------------------------------------------------

SOURCES OF NET ASSETS
-------------------------------------------------------------------------
Paid-in capital                                            $4,188,123,611
Accumulated net realized loss from Portfolio
  (computed on the basis of identified cost)                  (60,951,235)
Accumulated undistributed net investment income                   307,255
Net unrealized depreciation from Portfolio
  (computed on the basis of identified cost)                 (152,340,070)
-------------------------------------------------------------------------
Total                                                      $3,975,139,561
-------------------------------------------------------------------------

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
-------------------------------------------------------------------------
($3,975,139,561 / 418,518,890 shares of
  beneficial interest outstanding)                         $         9.50
-------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Prime Rate Reserves as of December 31, 2000

FINANCIAL STATEMENTS

Statement of Operations

For the Year Ended
December 31, 2000

INVESTMENT INCOME
-------------------------------------------------------------------------
Interest allocated from Portfolio                          $  375,825,435
Facility fee income allocated from Portfolio                    2,760,496
Miscellaneous income allocated from Portfolio                     136,133
Expenses allocated from Portfolio                             (18,744,877)
-------------------------------------------------------------------------
Net investment income from Portfolio                       $  359,977,187
-------------------------------------------------------------------------

EXPENSES
-------------------------------------------------------------------------
Trustees' fees and expenses                                $        3,672
Distribution fees                                              29,161,933
Transfer and dividend disbursing agent fees                     2,218,891
Printing and postage                                              892,642
Registration fees                                                 635,105
Legal and accounting services                                      49,252
Custodian fee                                                      25,120
Miscellaneous                                                     361,120
-------------------------------------------------------------------------
Total expenses                                             $   33,347,735
-------------------------------------------------------------------------
Net investment income                                      $  326,629,452
-------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) FROM PORTFOLIO
-------------------------------------------------------------------------
Net realized gain (loss) --
  Investment transactions (identified cost basis)          $  (44,301,513)
-------------------------------------------------------------------------
Net realized loss                                          $  (44,301,513)
-------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
  Investments (identified cost basis)                      $ (124,419,414)
-------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)       $ (124,419,414)
-------------------------------------------------------------------------
Net realized and unrealized loss                           $ (168,720,927)
-------------------------------------------------------------------------
Net increase in net assets from operations                 $  157,908,525
-------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Prime Rate Reserves as of December 31, 2000

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

Increase (Decrease)                                  Year Ended            Year Ended
in Net Assets                                       December 31, 2000      December 31, 1999
--------------------------------------------------------------------------------------------
From operations --
  Net investment income                                   $  326,629,452   $  234,609,720
  Net realized loss                                          (44,301,513)      (8,869,814)
  Net change in unrealized appreciation
    (depreciation)                                          (124,419,414)     (26,352,209)
--------------------------------------------------------------------------------------------
Net increase in net assets from operations                $  157,908,525   $  199,387,697
--------------------------------------------------------------------------------------------
Distributions to shareholders --
  From net investment income                              $ (326,609,207)  $ (234,497,977)
--------------------------------------------------------------------------------------------
Total distributions to
  shareholders                                            $ (326,609,207)  $ (234,497,977)
--------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
  Proceeds from sale of shares                            $  722,720,358   $1,554,554,597
  Net asset value of shares issued to shareholders
    in payment of distributions declared                     163,011,381      121,567,534
  Cost of shares redeemed                                   (799,966,203)    (422,926,260)
--------------------------------------------------------------------------------------------
Net increase in net assets from Trust share
  transactions                                            $   85,765,536   $1,253,195,871
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                     $  (82,935,146)  $1,218,085,591
--------------------------------------------------------------------------------------------

NET ASSETS
--------------------------------------------------------------------------------------------
At beginning of year                                      $4,058,074,707   $2,839,989,116
--------------------------------------------------------------------------------------------
At end of year                                            $3,975,139,561   $4,058,074,707
--------------------------------------------------------------------------------------------

ACCUMULATED UNDISTRIBUTED
NET INVESTMENT INCOME
INCLUDED IN NET ASSETS
--------------------------------------------------------------------------------------------
At end of year                                            $      307,255   $      287,010
--------------------------------------------------------------------------------------------

                       See notes to financial statements

STATEMENT OF CASH FLOWS

                                                           Year Ended
Increase (Decrease) in Cash                                December 31, 2000
--------------------------------------------------------------------------------
Cash Flows From (Used For) Operating Activities --
  Purchase of interests in Senior Debt Portfolio           $  (733,895,531)
  Withdrawal of interests in Senior Debt Portfolio           1,003,337,158
  Operating expenses paid                                      (33,446,581)
--------------------------------------------------------------------------------
Net cash used for operating activities                     $   235,995,046
--------------------------------------------------------------------------------
Cash Flows From (Used For) Financing Activities --
  Proceeds from shares sold                                $   726,603,953
  Payments for shares repurchased                             (800,051,369)
  Cash distributions paid (excluding reinvestments of
    distributions of $163,011,381)                            (162,547,630)
--------------------------------------------------------------------------------

Net cash used for financing activities                     $  (235,995,046)
--------------------------------------------------------------------------------

Net increase in cash                                       $          --
--------------------------------------------------------------------------------

Cash at Beginning of year                                  $          --
--------------------------------------------------------------------------------

Cash at End of year                                        $          --
--------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN NET ASSETS
FROM OPERATIONS TO NET CASH USED FOR
OPERATING ACTIVITIES
--------------------------------------------------------------------------------
Net increase in net assets from operations                 $   157,908,525
Decrease in prepaid expenses                                          (751)
Decrease in accrued expenses                                       (98,095)
Net decrease in investments                                     78,185,367
--------------------------------------------------------------------------------
Net cash from operating activities                         $   235,995,046
--------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Prime Rate Reserves as of December 31, 2000

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                  YEAR ENDED DECEMBER 31,
                        ----------------------------------------------------------------------------------------------------------
                               2000                    1999                  1998                  1997                  1996
----------------------------------------------------------------------------------------------------------------------------------
Net asset value --
Beginning of year            $    9.890               $    9.980            $    9.990            $    9.990            $   10.010
----------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS
----------------------------------------------------------------------------------------------------------------------------------
Net investment income        $    0.768               $    0.661            $    0.679            $    0.676            $    0.684
Net realized and
unrealized loss                  (0.390)                  (0.090)               (0.009)                   --(1)             (0.021)
----------------------------------------------------------------------------------------------------------------------------------
Total income from
operations                   $    0.378               $    0.571            $    0.670            $    0.676            $    0.663
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------------
From net investment
income                       $   (0.768)              $   (0.661)           $   (0.680)           $   (0.676)           $   (0.683)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions          $   (0.768)              $   (0.661)           $   (0.680)           $   (0.676)           $   (0.683)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- End
of period                    $    9.500               $    9.890            $    9.980            $    9.990            $    9.990
----------------------------------------------------------------------------------------------------------------------------------
Total Return(2)                    3.89%                    5.90%                 6.92%                 6.98%                 6.84%
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of
  period (000's omitted)     $3,975,140               $4,058,075            $2,839,989            $1,909,266            $1,611,735
Ratios (As a percentage of
  average daily net assets):
  Operating expenses(3)            1.24%                    1.24%                 1.29%                 1.31%                 1.35%
  Interest expense(3)              0.01%                    0.01%                 0.01%                 0.01%                 0.04%
  Net investment income            7.86%                    6.66%                 6.76%                 6.76%                 6.81%
Portfolio Turnover of
  the Portfolio                      47%                      64%                   56%                   81%                   75%
----------------------------------------------------------------------------------------------------------------------------------

(1) Represents less then $0.001 per share.
(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(3) Includes the Trust's share of the Portfolio's allocated expenses.

                       See notes to financial statements

Eaton Vance Prime Rate Reserves as of December 31, 2000

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
--------------------------------------------------------------------------------
  Eaton Vance Prime Rate Reserves (the Trust) is a non-diversified closed-end management investment company. The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The Trust invests all of its investable assets in interests in the Senior Debt Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Trust. The value of the Trust's investment in the Portfolio reflects the Trust's proportionate interest in the net assets of the Portfolio (49.7% at December 31, 2000). The performance of the Trust is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Trust's financial statements. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

  B Income -- The Trust's net investment income consists of the Trust's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Trust determined in accordance with generally accepted accounting principles.

  C Federal Taxes -- The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2000, the Trust, for federal income tax purposes had a capital loss carryover of $60,973,238 which will expire on December 31, 2004 ($989,321), December 31, 2005 ($6,790,587),
  December 31, 2007 ($8,869,814) and December 31, 2008 ($44,323,516). These
  amounts will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax.

  D Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

  E Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Trust and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Trust or the Portfolio maintains with IBT. All significant credit balances used to reduce the Trust's custodian fees are reported as a reduction of expenses on the Statement of Operations.

2 Distributions to Shareholders
--------------------------------------------------------------------------------
  The net investment income of the Trust is determined daily, and substantially all of the net investment income so determined is declared daily as a dividend to shareholders of record at the time of declaration. Such daily dividends will be paid monthly. Distributions of realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Trust at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Trust distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over-distributions for financial statement purposes only are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
--------------------------------------------------------------------------------
  The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). The Trust operates as an interval fund, meaning that it continuously accepts new shareholder investments but permits share repurchases (of at least 5% and up to 25% or more of its shares) at net asset value only once a quarter. It is a fundamental policy of the Trust (which may only be changed by shareholder vote) that the Trust will conduct repurchase offers ending on a date (fixed by the Trustees) in the months of February, May, August and November and the repurchase price will be determined no more than 14 days following the repurchase request deadline. Payment for all shares repurchased pursuant to these offers normally will be made not later that 7 days after the repurchase pricing date. Shareholders will be sent notification of each repurchase offer at least 21 days prior to the repurchase request deadline. An early withdrawal charge will be imposed on most shares accepted for repurchase which have been held less than four years (see Note 6). During the year ended December 31, 2000, the Trust made four repurchase offers as follows:

                            Repurchase                       Amount
  Repurchase               Offer Amount                    Repurchased
  Request          -------------------------------   --------------------------
  Deadline            Shares          Amount          Shares        Amount
  ---------------------------------------------------------------------------

  Feb. 22, 2000     126,039,280   $1,246,528,479    17,153,968   $169,651,741
  May 22, 2000      127,638,300    1,257,237,251    17,985,600    177,157,684
  Aug. 22, 2000     129,407,484    1,261,722,966    16,443,783    160,326,510
  Nov. 22, 2000     129,304,052    1,240,025,863    30,535,653    292,830,268
  ---------------------------------------------------------------------------
  Total             512,389,116   $5,005,514,559    82,119,004   $799,966,203
  ---------------------------------------------------------------------------

  All transactions in Trust shares were as follows:

                                                     Year Ended December 31,
                                                 ------------------------------
                                                     2000              1999
  -----------------------------------------------------------------------------
  Sales                                           73,672,247       158,048,938
  Issued to shareholders electing to receive
    payments of distributions in Fund shares      16,699,186        12,213,104
  Redemptions                                    (82,119,004)      (42,481,542)
  -----------------------------------------------------------------------------
  Net increase                                     8,252,429       127,780,500

  -----------------------------------------------------------------------------

4 Transactions with Affiliates
--------------------------------------------------------------------------------
  Eaton Vance Management (EVM) serves as the administrator of the Trust. Effective May 1, 1999, EVM has agreed to waive its administration fee as long as the distribution fee (Note 5) is being paid by the Trust. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services (see Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report). Except as to Trustees of the Trust and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Trust out of such investment adviser fee.

  Certain officers and Trustees of the Trust and of the Portfolio are officers of the above organizations.

5 Distribution Plan
--------------------------------------------------------------------------------
  The Trust has in effect a distribution plan (the Plan) effective May 1, 1999 that allows the Trust to pay distribution fees for the sale and distribution of shares. The Plan requires the Trust to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM, an amount equal to 0.70% (annually) of the Trust's average daily net assets, for providing ongoing distribution services and facilities to the Trust.

6 Early Withdrawal Charge
--------------------------------------------------------------------------------
  EVD compensates investment dealers for sales commissions at a rate of 3% of the purchase price of shares purchased through such dealers. EVD also pays additional compensation to each dealer ranging from 0.10% to 0.30% per annum of the value of Trust shares sold by such dealer that are outstanding for specified periods of time. An early withdrawal charge to recover distribution costs will be charged to repurchasing shareholders and paid to EVD in connection with most shares held for less than four years which are accepted by the Trust for repurchase. The early withdrawal charge is imposed at declining rates that begin at 3% in the case of repurchases in the first year after purchase, declining to 2.5%, 2%, 1% and 0% in the second, third and fourth year and thereafter, respectively. The early withdrawal charge will be imposed on those shares repurchased, the value of which exceeds the aggregate value at the time the repurchase is accepted of: (a) all shares in the account purchased more than four years prior to such acceptance, (b) all shares in the account acquired through reinvestment of distributions and (c) the increase, if any, in value of all other shares in the account (namely those purchased within the four years preceding the acceptance) over the purchase price of such shares. In determining whether an early withdrawal charge is payable, it is assumed that the acceptance of a repurchase offer is made from the earliest purchase of shares. The total early withdrawal charges received by EVD for the year ended December 31, 2000 amounted to approximately $8,700,000.

7 Investment Transactions
--------------------------------------------------------------------------------
  Increases and decreases in the Trust's investment in the Portfolio for the year ended December 31, 2000 aggregated $733,895,531 and $1,003,337,158, respectively.

Eaton Vance Prime Rate Reserves as of December 31, 2000
INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders
of Eaton Vance Prime Rate Reserves:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Eaton Vance Prime Rate Reserves (the Trust) as of December 31, 2000, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the years ended December 31, 2000 and 1999 and the financial highlights for each of the years in the five-year period ended December 31, 2000. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Trust at December 31, 2000, the results of its operations, its cash flows, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2001

Senior Debt Portfolio as of December 31, 2000

PORTFOLIO OF INVESTMENTS

(Expressed in United States Dollars)

Senior, Secured Floating Rate
Interests -- 91.3%(1)

Principal
Amount           Borrower/Tranche Description                      Value
-------------------------------------------------------------------------------

Advertising -- 0.4%
-------------------------------------------------------------------------------
                 Dimac Corporation
$    306,821     DIP loan, maturing April 6, 2001                $      306,821
   5,714,286     Term loan, maturing June 30, 2006                    4,171,429
   4,285,714     Term loan, maturing December 31, 2006                3,128,571
                 Lamar Media Corp.
   2,812,500     Term loan, maturing August 1, 2005                   2,801,953
  20,280,000     Term loan, maturing March 1, 2006                   20,361,120
-------------------------------------------------------------------------------
                                                                 $   30,769,894
-------------------------------------------------------------------------------
Aerospace & Defense -- 1.3%
-------------------------------------------------------------------------------
                 Aerostructures Corporation
$ 20,028,790     Term loan, maturing December 31, 2003           $   19,811,818
                 Aircraft Braking Systems Corp.
  15,073,316     Term loan, maturing September 30, 2005              15,063,895
                 Dyncorp
  17,879,250     Term loan, maturing December 9, 2006                17,968,646
                 EG&G Technical Services, Inc.
  18,233,083     Term loan, maturing August 20, 2007                 17,777,255
                 Fairchild Holdings Corporation
  19,004,785     Term loan, maturing April 30, 2006                  17,769,474
                 Hexcel Corporation
  14,497,513     Term loan, maturing August 25, 2005                 14,533,756
                 United Defense Industries, Inc.
     664,107     Term loan, maturing October 6, 2005                    658,711
     585,690     Term loan, maturing October 6, 2006                    580,931
-------------------------------------------------------------------------------
                                                                 $  104,164,486
-------------------------------------------------------------------------------
Air Freight & Couriers -- 0.5%
-------------------------------------------------------------------------------
                 Evergreen International Aviation, Inc.
$ 17,690,480     Term loan, maturing April 30, 2002              $   16,850,182
   6,696,412     Term loan, maturing May 31, 2003                     6,378,333
                 Interpool, Inc.
   7,000,000     Term loan, maturing April 30, 2002                   7,052,500
                 Piedmont
   6,329,849     Term loan, maturing July 23, 2006                    6,266,551
   6,329,849     Term loan, maturing July 23, 2007                    6,266,551
-------------------------------------------------------------------------------
                                                                 $   42,814,117
-------------------------------------------------------------------------------
Airlines -- 0.1%
-------------------------------------------------------------------------------
                 Continental Airlines, Inc.
$ 11,331,199     Term loan, maturing December 31, 2006           $   11,033,755
-------------------------------------------------------------------------------
                                                                 $   11,033,755
-------------------------------------------------------------------------------
Auto Components -- 3.4%
-------------------------------------------------------------------------------
                 AAS Holdings, LLC
$  8,996,404     Term loan, maturing October 30, 2004            $    8,998,353
                 Accuride Corporation
   2,400,000     Term loan, maturing January 21, 2005                 2,196,000
  22,800,000     Term loan, maturing January 21, 2006                21,108,992
   5,577,500     Term loan, maturing January 21, 2007                 5,242,850
                 American Axle & Manufacturing, Inc.
  26,694,002     Term loan, maturing April 30, 2006                  26,582,234
                 Car Components Technologies, Inc.
     798,438     Revolving loan, maturing February 17, 2005*            686,656
   5,370,513     Term loan, maturing February 17, 2005*               4,618,641
                 Collins & Aikman
  23,621,585     Term loan, maturing June 30, 2005                   22,661,958
     654,595     Term loan, maturing June 30, 2006                      629,639
                 Dayco Products, LLC
  19,083,419     Term loan, maturing May 31, 2007                    18,654,042
                 Dura Operating Corp.
  20,825,038     Term loan, maturing March 31, 2006                  20,361,681
                 Exide Corporation
  19,993,432     Term loan, maturing March 18, 2005                  19,227,024
                 Federal-Mogul Corporation
   2,571,429     Term loan, maturing February 24, 2004*                 990,000
  51,900,000     Term loan, maturing February 24, 2005*              19,054,722
                 Insilco Corporation
   7,000,000     Term loan, maturing September 6, 2007                7,008,750
                 J.L. French Automotive Castings, Inc.
   6,752,874     Term loan, maturing November 30, 2006                5,984,735
                 Key Plastics, LLC.
   1,841,689     DIP loan, maturing March 31, 2001                    1,829,307
  24,581,573     Term loan, maturing March 26, 2005*                 10,078,445
                 Keystone Automotive Operations, Inc.
  11,664,771     Term loan, maturing March 31, 2006                  10,819,075
                 Lund Industries, Incorporated
   4,396,149     Term loan, maturing December 31, 2004                4,396,149
   2,659,322     Term loan, maturing December 31, 2005                2,650,712
                 Safelite Glass Corp.
   3,300,167     Term loan, maturing June 30, 2008                    3,215,388
   3,300,167     Term loan, maturing June 30, 2008                    3,215,388
                 Stanadyne Automotive Corporation
   7,690,379     Term loan, maturing December 10, 2004                7,632,701
                 Tenneco Automotive
  11,933,476     Term loan, maturing December 31, 2007               11,453,461
  11,933,476     Term loan, maturing December 31, 2008               11,530,470
                 Venture Holdings Trust
  22,038,321     Term loan, maturing April 1, 2005                   20,716,022
-------------------------------------------------------------------------------
                                                                $   271,543,395
-------------------------------------------------------------------------------

Broadcast Media -- 3.8%
-------------------------------------------------------------------------------
                 Benedek Broadcasting Corporation
$  3,000,000     Term loan, maturing November 20, 2007           $    2,948,439
                 Black Entertainment Television
  42,312,480     Term loan, maturing June 30, 2006                   42,100,917
                 CanWest Media, Inc.
  21,080,130     Term loan, maturing May 15, 2008                    21,080,130
  13,169,870     Term loan, maturing May 15, 2009                    13,169,870
                 Comcorp Broadcasting, Inc.
   3,733,906     Term loan, maturing June 30, 2007*                   3,547,210
                 Corus Entertainment
  21,037,500     Term loan, maturing August 31, 2007                 21,142,688
                 Discovery Communications, Inc.
  44,000,000     Term loan, maturing May 13, 2004                    43,230,000
                 Entravision Communications Corp.
   5,800,000     Term loan, maturing December 31, 2008                5,858,000
                 Lin Television Corp.
  45,707,901     Term loan, maturing March 31, 2007                  45,507,929
   4,000,000     Term loan, maturing September 30, 2007               3,995,092
                 Sinclair Broadcast Group, Inc.
   1,420,690     Revolving loan, maturing August 15, 2005             1,385,172
  29,123,424     Term loan, maturing December 31, 2005               28,555,517
                 Susquehanna Media Co.
  21,770,000     Term loan, maturing June 30, 2008                   21,804,027
                 TLMD Aquisition Co.
  28,540,127     Term loan, maturing March 31, 2007                  28,450,939
                 White Knight Broadcasting, Inc.
   3,412,500     Term loan, maturing June 30, 2007*                   3,241,875
                 Young Broadcasting, Inc.
  17,250,000     Term loan, maturing December 31, 2006               17,392,847
-------------------------------------------------------------------------------
                                                                $   303,410,652
-------------------------------------------------------------------------------

Building and Development -- 0.5%
-------------------------------------------------------------------------------
                 American Skiing Company Resort Properties, Inc.
$ 11,143,928     Term loan, maturing December 31, 2002           $   10,586,732
                 Fairfield Communites, Inc.
  30,195,000     Term loan, maturing September 30, 2005              30,049,877
-------------------------------------------------------------------------------
                                                                 $   40,636,609
-------------------------------------------------------------------------------

Cable Television -- 8.2%
-------------------------------------------------------------------------------
                 Benchmark Genesis, LLC
$  8,000,000     Term loan, maturing September 30, 2007          $    7,920,000
                 CC Michigan/ CC New England, LLC.
  17,000,000     Term loan, maturing June 30, 2008                   16,968,125
                 Century Cable Holdings, LLC
  42,700,000     Term loan, maturing June 30, 2009                   42,244,092
  22,000,000     Term loan, maturing December 31, 2009               21,810,250
                 Charter Communications Operating, LLC.
   6,666,667     Term loan, maturing March 18, 2007                   6,600,000
 182,750,000     Term loan, maturing March 18, 2008                 181,766,988
                 Charter Communications VI
  10,000,000     Term loan, maturing June 30, 2008                    9,983,120
                 Charter Communications VIII
  44,550,000     Term loan, maturing February 2, 2008                44,504,737
                 Chelsea Communications, Inc.
  20,479,695     Term loan, maturing December 31, 2004               20,428,496
                 Classic Cable, Inc.
   9,921,053     Term loan, maturing October 31, 2007                 9,576,921
   9,881,579     Term loan, maturing October 31, 2008                 9,375,148
                 Falcon Holding Group, L.P.
  14,240,431     Term loan, maturing June 29, 2007                   14,115,827
  65,233,165     Term loan, maturing December 31, 2007               64,757,485
                 Frontiervision Operating Partners, L.P.
  52,717,115     Term loan, maturing March 31, 2006                  52,420,581
                 Insight Kentucky Partners I, L.P.
   3,408,000     Term loan, maturing April 30, 2008                   3,386,700
  34,715,040     Term loan, maturing April 30, 2009                  34,563,162
                 Mediacom USA, LLC
   8,500,000     Revolving loan, maturing September 30, 2008          8,509,563
                 RCN Corporation
  37,500,000     Term loan, maturing June 30, 2007                   35,278,125
                 UCA Corp.
  75,000,000     Term loan, maturing May 15, 2007                    75,093,750
-------------------------------------------------------------------------------
                                                                 $  659,303,070
-------------------------------------------------------------------------------

Casinos & Gaming -- 1.5%
-------------------------------------------------------------------------------
                 Alliance Gaming Corporation
$ 12,381,212     Term loan, maturing January 31, 2005            $   11,578,264
   5,095,369     Term loan, maturing July 31, 2005                    4,789,647
                 Aztar Corporation
  18,715,000     Term loan, maturing June 30, 2005                   18,668,213
                 Boyd Gaming Corporation
   3,990,000     Term loan, maturing June 15, 2003                    4,007,456
  25,365,645     Term loan, maturing June 15, 2005                   25,460,766
                 Horseshoe Gaming Holding Corp.
  28,914,795     Term loan, maturing September 30, 2006              29,014,204
                 Isle of Capri Casinos
  10,232,291     Term loan, maturing March 2, 2006                   10,294,646
   8,953,254     Term loan, maturing March 2, 2007                    9,007,816
                 Mikohn Gaming Corporation
   9,683,162     Term loan, maturing April 1, 2004                    9,671,987
-------------------------------------------------------------------------------
                                                                 $  122,492,999
-------------------------------------------------------------------------------

Chemicals -- 4.4%
-------------------------------------------------------------------------------
                 AOC,LLC.
$ 21,261,621     Term loan, maturing September 30, 2006          $   21,216,152
                 Arteva B.V. (Kosa)
   4,578,208     Term loan, maturing December 31, 2005                4,503,812
  28,583,153     Term loan, maturing December 31, 2006               28,735,015
                 Foamex L.P.
   9,288,063     Revolving loan, maturing June 30, 2003               8,761,736
   6,201,724     Term loan, maturing June 30, 2005                    6,036,342
   5,637,950     Term loan, maturing June 30, 2006                    5,487,603
   4,025,680     Term loan, maturing June 30, 2007                    3,918,327
                 Georgia Gulf Corporation
  24,255,000     Term loan, maturing December 31, 2006               24,324,733
                 Huntsman Corporation
   1,276,169     Term loan, maturing September 30, 2003               1,035,825
  32,756,754     Term loan, maturing December 31, 2004               27,624,753
   5,964,916     Term loan, maturing December 31, 2005                4,988,161
                 Huntsman ICI Chemicals LLC
   6,090,630     Term loan, maturing June 3, 2006                     6,056,370
  27,693,662     Term loan, maturing June 30, 2007                   27,778,626
  27,693,662     Term loan, maturing June 30, 2008                   27,778,626
                 Lyondell Petrochemical Company
  81,197,004     Term loan, maturing June 30, 2007                   83,436,255
                 Polymer Group, Inc.
  40,497,264     Term loan, maturing December 20, 2005               39,155,792
   6,467,500     Term loan, maturing December 20, 2006                6,273,475
                 Sterling Pulp Chemicals (Sask) Ltd.
   5,436,628     Term loan, maturing June 30, 2005                    5,321,100
                 The Zeneca Specialties Business
   2,965,969     Term loan, maturing June 30, 2007                    2,977,091
   9,886,563     Term loan, maturing June 30, 2008                    9,923,637
                 Vinings Industries, Inc.
   7,702,247     Term loan, maturing March 31, 2005                   7,201,601
-------------------------------------------------------------------------------
                                                                 $  352,535,032
-------------------------------------------------------------------------------

Coal -- 0.7%
-------------------------------------------------------------------------------
                 Arch Western Resources, LLC.
$ 50,000,000     Term loan, maturing May 31, 2003                $   45,750,000
                 P&L Coal Holdings Corporation
  10,603,479     Term loan, maturing June 30, 2006                   10,603,479
                 Quaker Coal Company
   9,811,515     Term loan, maturing June 30, 2006*                   2,943,454
-------------------------------------------------------------------------------
                                                                 $   59,296,933
-------------------------------------------------------------------------------

Commercial Services -- 4.1%
-------------------------------------------------------------------------------
                 Advanstar Communications Inc.
$  6,000,000     Term loan, maturing November 17, 2006           $    5,992,500
  24,000,000     Term loan, maturing November 17, 2007               24,007,512
                 American Marketing Industries, Inc.
     390,000     Term loan, maturing August 31, 2001                    390,000
   5,330,087     Term loan, maturing November 30, 2002                5,327,879
   6,352,500     Term loan, maturing November 30, 2003                6,352,500
   6,506,795     Term loan, maturing November 30, 2004                6,506,795
   5,348,750     Term loan, maturing November 16, 2005                5,348,750
                 Anthony Crane Rental, L.P.
  18,724,875     Term loan, maturing July 20, 2006                   17,788,631
                 Brickman Holdings Corp.
   7,483,603     Term loan, maturing January 14, 2006                 7,446,185
                 Caterair International Corporation
  39,025,158     Term loan, maturing March 1, 2007                   38,634,906
                 Coinmach Laundry Corporation
  34,383,597     Term loan, maturing June 30, 2005                   34,286,910
                 Environmental Systems Products Hldgs., Inc.
  11,092,529     Term loan, maturing December 31, 2004               11,092,463
   5,593,905     Term loan, maturing December 31, 2004                5,593,871
                 Erickson Air-Crane Co.
   8,657,128     Term loan, maturing December 31, 2004                8,137,700
                 Metokote Corporation
   9,405,000     Term loan, maturing November 2, 2005                 9,422,634
                 MSX International, Inc.
  22,770,000     Term loan, maturing December 31, 2006               21,846,652
                 Nationsrent, Inc.
  14,457,500     Term loan, maturing September 30, 2006              11,547,928
                 PSI Acquisition Corporation
  15,733,747     Term loan, maturing September 30, 2003              15,733,747
                 SC International Services, Inc.
  21,962,809     Term loan, maturing March 1, 2007                   21,743,181
                 Tartan Textile Services, Inc.
  10,695,975     Term loan, maturing April 30, 2005*                  4,278,390
                 United Rentals, Inc.
  42,381,250     Term loan, maturing June 30, 2006                   40,827,257
   3,683,750     Term loan, maturing June 30, 2007                    3,618,975
                 Volume Services, Inc.
  22,019,446     Term loan, maturing December 31, 2002               22,115,781
-------------------------------------------------------------------------------
                                                                 $  328,041,150
-------------------------------------------------------------------------------

Communications Equipment -- 1.8%
-------------------------------------------------------------------------------
                 Amphenol Corporation
$ 43,911,111     Term loan, maturing May 19, 2006                $   43,722,030
                 Communications Instruments
  11,696,667     Term loan, maturing March 15, 2004                  11,608,942
                 General Cable Corporation
  19,672,284     Term loan, maturing May 31, 2007                    19,209,986
                 Mitel Corporation
   9,749,971     Term loan, maturing December 12, 2003                9,713,408
                 Superior Telecom, Inc.
     979,310     Revolving loan, maturing November 27, 2005             900,966
   1,212,796     Term loan, maturing November 27, 2005                1,115,015
  23,682,047     Term loan, maturing November 27, 2006               21,987,312
                 Telex Communications, Inc.
   1,606,058     Term loan, maturing November 6, 2004                 1,445,452
                 TriPoint Global Communications, Inc. (Prodelin)
   7,819,200     Term loan, maturing May 31, 2006                     7,721,460
                 Viasystems, Inc.
  13,704,167     Term loan, maturing March 31, 2007                  13,680,184
  13,750,000     Term loan, maturing March 31, 2007                  13,725,938
-------------------------------------------------------------------------------
                                                                 $  144,830,693
-------------------------------------------------------------------------------

Computer Software & Services -- 0.7%
-------------------------------------------------------------------------------
                 Bridge Information Systems
$  6,092,904     Term loan, maturing May 29, 2004                $    1,675,549
   1,139,832     Term loan, maturing May 29, 2005                       313,454
                 Computer Associates Int. Inc.
  20,000,000     Term loan, maturing June 24, 2003                   19,900,000
                 Paul G. Allen
  15,550,000     Term loan, maturing June 10, 2003                   15,457,680
                 Titan Corporation
   9,853,929     Term loan, maturing March 31, 2006                   9,823,135
   4,942,550     Term loan, maturing March 31, 2007                   4,933,283
                 Trader.com
   2,688,169     Term loan, maturing December 31, 2006                2,668,007
   1,811,831     Term loan, maturing December 31, 2007                1,798,243
-------------------------------------------------------------------------------
                                                                 $   56,569,351
-------------------------------------------------------------------------------

Computers & Peripherals -- 0.2%
-------------------------------------------------------------------------------
                 Genicom Corporation
$ 11,300,330     Term loan, maturing September 5, 2004*          $    2,825,083
                 Seagate Technology Holdings, Inc.
  15,250,000     Term loan, maturing September 30, 2006              15,230,938
-------------------------------------------------------------------------------
                                                                 $   18,056,021
-------------------------------------------------------------------------------

Construction & Engineering -- 0.3%
-------------------------------------------------------------------------------
                 URS Corporation
$ 12,724,077     Term loan, maturing June 9, 2006                $   12,755,887
  12,724,077     Term loan, maturing June 9, 2007                    12,755,887
-------------------------------------------------------------------------------
                                                                 $   25,511,774
-------------------------------------------------------------------------------

Construction Materials -- 0.7%
-------------------------------------------------------------------------------
                 Dal-Tile Group, Inc
$  5,601,769     Revolving loan, maturing December 31, 2002      $    5,359,027
   9,684,301     Term loan, maturing December 31, 2002                9,264,651
                 Formica Corporation
  10,917,500     Term loan, maturing April 30, 2006                  10,044,100
                 Truseal Technologies, Inc.
   6,992,000     Term loan, maturing July 1, 2004                     6,992,000
                 Trussway Industries, Inc.
  13,131,364     Term loan, maturing December 31, 2006                2,409,139
                 U.S. Aggregates, Inc.
  10,352,565     Term loan, maturing March 31, 2006                  10,093,750
-------------------------------------------------------------------------------
                                                                 $   54,162,667
-------------------------------------------------------------------------------

Containers & Packaging - Metal & Glass -- 1.3%
-------------------------------------------------------------------------------
                 Ball Corporation
$ 18,487,475     Term loan, maturing March 10, 2006              $   18,526,946
                 Consolidated Container Holdings LLC
  24,269,856     Term loan, maturing June 30, 2007                   24,118,169
                 Graham Packaging Company
   8,434,650     Term loan, maturing January 31, 2006                 8,292,315
   9,478,113     Term loan, maturing January 31, 2007                 9,312,246
   5,312,712     Term loan, maturing January 31, 2008                 5,228,797
                 Impress Metal Packaging Holdings B.V.
  19,500,000     Term loan, maturing December 31, 2006               19,573,125
                 Silgan Holdings Inc.
  21,222,882     Term loan, maturing June 30, 2005                   20,897,917
-------------------------------------------------------------------------------
                                                                 $  105,949,515
-------------------------------------------------------------------------------

Containers & Packaging - Paper -- 2.9%
-------------------------------------------------------------------------------
                 ACX Technologies, Inc.
$  2,889,375     Term loan, maturing August 15, 2001             $    2,621,206
                 Blue Ridge Paper Products, Inc.
  10,217,423     Term loan, maturing March 31, 2006                  10,217,423
                 Gaylord Container Corporation
   3,124,286     Revolving loan, maturing June 19, 2004               2,889,964
  10,697,950     Term loan, maturing June 19, 2004                   10,082,817
                 Impaxx, Inc.
   2,350,000     Term loan, maturing December 31, 2005                2,346,855
   5,362,500     Term loan, maturing December 31, 2006                5,355,322
                 Jefferson Smurfit Corporation
  14,937,500     Term loan, maturing March 31, 2005                  14,892,688
   2,841,667     Term loan, maturing March 24, 2006                   2,847,981
                 Packaging Dynamics, LLC.
  16,733,667     Term loan, maturing November 20, 2008               15,896,983
                 RIC Holding, Inc.
   6,201,207     Revolving loan, maturing February 28, 2003           6,027,574
  14,483,167     Term loan, maturing February 28, 2003               14,440,167
  17,463,517     Term loan, maturing February 28, 2004               17,532,969
   6,210,639     Term loan, maturing August 28, 2005                  6,235,338
                 Stone Container Corporation
  10,718,299     Term loan, maturing October 1, 2003                 10,759,608
  21,489,624     Term loan, maturing October 1, 2003                 21,574,337
  12,405,757     Term loan, maturing October 1, 2003                 12,454,660
  25,636,919     Term loan, maturing October 1, 2004                 25,713,035
  15,121,667     Term loan, maturing December 31, 2006               15,133,824
  26,981,500     Term loan, maturing December 31, 2006               27,003,193
                 Stronghaven, Inc.
   9,002,068     Term loan, maturing May 15, 2004                     8,641,986
   2,340,403     Term loan, maturing May 15, 2004                     2,246,787
-------------------------------------------------------------------------------
                                                                 $  234,914,717
-------------------------------------------------------------------------------

Containers & Packaging - Plastics -- 0.8%
-------------------------------------------------------------------------------
                 IPC, Inc.
$ 27,506,607     Term loan, maturing September 30, 2004          $   26,681,409
                 LLS Corp.
   9,500,000     Term loan, maturing July 31, 2006                    9,473,286
                 Mediapak Holdings, LLC
   7,387,324     Term loan, maturing December 31, 2005                7,387,324
   7,387,324     Term loan, maturing December 31, 2006                7,387,324
                 Tekni-Plex, Inc.
  10,180,047     Term loan, maturing June 30, 2008                   10,001,896
-------------------------------------------------------------------------------
                                                                 $   60,931,239
-------------------------------------------------------------------------------

Educational Services -- 0.6%
-------------------------------------------------------------------------------
                 Jostens, Inc.
$ 14,786,101     Term loan, maturing May 31, 2008                $   14,855,921
                 Kindercare Learning Centers, Inc.
   8,216,911     Term loan, maturing February 13, 2006                8,032,030
                 Language Line, LLC
  12,837,500     Term loan, maturing March 31, 2006                  12,805,406
                 Weekly Reader Corporation
  14,565,625     Term loan, maturing September 30, 2007              14,055,828
-------------------------------------------------------------------------------
                                                                 $   49,749,185
-------------------------------------------------------------------------------

Electronic Equipment & Instruments -- 0.7%
-------------------------------------------------------------------------------
                 Gentek, Inc.
$ 21,670,000     Term loan, maturing April 30, 2007              $   21,615,825
  12,748,050     Term loan, maturing April 30, 2008                  12,760,008
                 Juno Lighting, Inc.
  10,238,357     Term loan, maturing November 30, 2006               10,167,968
                 Knowles Electronics, Inc.
  13,432,500     Term loan, maturing June 29, 2007                   12,727,294
-------------------------------------------------------------------------------
                                                                 $   57,271,095
-------------------------------------------------------------------------------

Entertainment -- 2.8%
-------------------------------------------------------------------------------
                 AMF Bowling Worldwide, Inc.
$  5,715,694     Term loan, maturing March 31, 2002              $    4,586,845
   6,489,117     Term loan, maturing March 31, 2003                   5,119,453
   5,840,897     Term loan, maturing March 31, 2004                   4,608,053
                 Amfac Resorts, Inc.
   4,850,000     Term loan, maturing September 30, 2003               4,789,375
   4,850,000     Term loan, maturing September 30, 2004               4,789,375
                 Blockbuster Entertainment Corp.
     649,231     Revolving loan, maturing July 1, 2004                  611,900
  70,000,000     Term loan, maturing July 1, 2004                    66,266,690
   6,923,077     Term loan, maturing July 1, 2006                     6,553,848
                 Dreamworks Film Trust
  16,530,000     Term loan, maturing December 31, 2006               16,648,818
                 IIC Holdings, Inc.
  11,250,658     Term loan, maturing December 16, 2005               11,192,064
  11,250,658     Term loan, maturing December 16, 2006               11,192,064
                 KSL Recreation Group, Inc.
   6,622,553     Revolving loan, maturing April 30, 2005              6,274,869
  12,819,856     Term loan, maturing April 30, 2005                  12,799,831
  10,419,856     Term loan, maturing April 30, 2006                  10,403,580
                 Metro-Goldwyn-Mayer Studios Inc.
  17,570,000     Term loan, maturing March 31, 2004                  17,446,465
   2,000,000     Term loan, maturing December 31, 2005                1,956,666
                 Six Flags Theme Parks Inc.
  42,750,000     Term loan, maturing September 30, 2005              43,059,938
-------------------------------------------------------------------------------
                                                                 $  228,299,834
-------------------------------------------------------------------------------

Environmental Services -- 1.1%
-------------------------------------------------------------------------------
                 Allied Waste Industries, Inc.
$  5,589,513     Term loan, maturing July 30, 2005               $    5,291,497
  13,386,364     Term loan, maturing July 30, 2006                   12,879,141
  16,063,636     Term loan, maturing July 30, 2007                   15,454,969
                 International Technology Corporation
  27,174,868     Term loan, maturing June 11, 2004                   26,716,292
                 Philips Environmental Services
     688,056     Term loan (PIK), maturing April 21, 2005               688,056
   1,297,658     Term loan, maturing April 21, 2005                   1,297,658
                 Safety-Kleen Services, Inc.
   1,769,451     Revolving loan, maturing April 3, 2004*                559,147
   1,809,332     Term loan, maturing April 3, 2004*                     565,919
  28,633,812     Term loan, maturing April 3, 2005*                   8,956,026
  28,633,812     Term loan, maturing April 3, 2006*                   8,956,026
                 Stericycle, Inc.
   6,725,094     Term loan, maturing November 10, 2006                6,761,873
-------------------------------------------------------------------------------
                                                                 $   88,126,604
-------------------------------------------------------------------------------

Financials -- 0.1%
-------------------------------------------------------------------------------
                 Altamira Management Ltd.
$ 10,244,148     Term loan, maturing September 30, 2004          $   10,244,148
-------------------------------------------------------------------------------
                                                                 $   10,244,148
-------------------------------------------------------------------------------

Food Services -- 0.2%
-------------------------------------------------------------------------------
                 Buffets, Inc.
$ 15,000,000     Term loan, maturing March 31, 2007              $   15,075,000
-------------------------------------------------------------------------------
                                                                 $   15,075,000
-------------------------------------------------------------------------------

Food Wholesalers -- 0.1%
-------------------------------------------------------------------------------
                 CP Kelco U.S., Inc.
$  4,387,500     Term loan, maturing March 31, 2008              $    4,267,941
   1,462,500     Term loan, maturing September 30, 2008               1,422,647
-------------------------------------------------------------------------------
                                                                 $    5,690,588
-------------------------------------------------------------------------------

Food, Beverages & Tobacco -- 2.1%
-------------------------------------------------------------------------------
                 Aurora Foods, Inc.
$  6,145,456     Term loan, maturing June 30, 2006               $    5,633,337
  12,931,234     Term loan, maturing September 30, 2006              11,922,598
   5,753,138     Term loan, maturing September 30, 2007               5,273,712
                 B&G Foods, Inc.
   7,750,000     Term loan, maturing March 31, 2006                   7,223,000
                 Del Monte Corporation
   2,991,086     Term loan, maturing March 31, 2003                   2,961,175
  33,446,453     Term loan, maturing March 31, 2005                  33,571,878
                 Domino's Inc.
  14,001,381     Term loan, maturing December 21, 2006               14,069,442
  14,030,717     Term loan, maturing December 21, 2007               14,098,920
                 Eagle Family Foods, Inc
  11,637,341     Term loan, maturing December 31, 2005               10,803,328
                 Fleming Companies, Inc.
   3,735,874     Revolving loan, maturing July 25, 2004               3,530,401
  18,168,353     Term loan, maturing July 25, 2004                   17,532,461
                 New World Pasta
  11,069,500     Term loan, maturing January 28, 2006                10,340,762
                 Pabst Brewing Company
   6,949,969     Term loan, maturing April 30, 2004                   6,741,470
                 Purina Mills, Inc.
   8,596,591     Term loan, maturing December 31, 2003                8,173,923
                 Sweeteners Holdings, Inc.
   9,336,607     Term loan, maturing June 30, 2007                    9,342,443
   3,500,000     Term loan, maturing June 30, 2008                    3,473,750
                 Tabletop Holdings, Inc.
   5,259,402     Term loan, maturing March 31, 2007                   5,279,125
-------------------------------------------------------------------------------
                                                                 $  169,971,725
-------------------------------------------------------------------------------

Funeral Service -- 0.4%
-------------------------------------------------------------------------------
                 Cornerstone Family Services, Inc.
$  9,874,372     Term loan, maturing March 31, 2007              $    9,430,025
                 Prime Succession, Inc.
  14,763,480     Term loan, maturing August 1, 2003                  12,918,045
                 Rose Hills Company
   9,137,826     Term loan, maturing December 1, 2003                 8,395,378
-------------------------------------------------------------------------------
                                                                 $   30,743,448
-------------------------------------------------------------------------------

Health Care - Equipment & Supplies -- 1.5%
-------------------------------------------------------------------------------
                 Charles River Laboratories, Inc.
$ 11,182,500     Term loan, maturing October 13, 2007            $   11,224,434
                 Circon Corporation
   2,490,949     Term loan, maturing October 31, 2006                 2,391,311
                 Conmed Corporation
  12,285,786     Term loan, maturing December 30, 2004               11,874,212
   2,228,906     Term loan, maturing December 31, 2005                2,186,185
                 Dade Behring Holdings, Inc.
   8,372,500     Term loan, maturing June 30, 2005                    5,800,945
   8,372,500     Term loan, maturing June 30, 2006                    5,800,945
                 Fisher Scientific International Inc
  11,992,364     Term loan, maturing January 21, 2007                12,024,491
   7,976,693     Term loan, maturing January 21, 2008                 7,998,062
                 Hanger Orthopedic Group, Inc
  10,396,375     Term loan, maturing December 31, 2006                9,633,978
                 Imed Corporation
   4,441,795     Term loan, maturing November 30, 2002                4,397,377
                 Leiner Health Products Inc.
  11,089,676     Term loan, maturing December 30, 2004               10,354,985
   1,793,679     Term loan, maturing December 30, 2005                1,674,848
                 Maxxim Medical, Inc.
   4,197,650     Term loan, maturing October 31, 2007                 4,145,179
   4,197,650     Term loan, maturing October 31, 2008                 4,145,179
                 Nutramax Products, Inc.
     658,382     Note claim, maturing July 3, 2003                      658,382
                 Stryker Corporation
  20,546,201     Term loan, maturing December 10, 2005               20,663,047
   5,146,342     Term loan, maturing December 10, 2006                5,175,609
-------------------------------------------------------------------------------
                                                                 $  120,149,169
-------------------------------------------------------------------------------

Health Care - Providers & Services -- 2.7%
-------------------------------------------------------------------------------
                 Community Health Systems, Inc.
$ 12,075,894     Term loan, maturing December 31, 2003           $   11,992,872
  12,075,894     Term loan, maturing December 31, 2004               11,995,034
  10,405,717     Term loan, maturing December 31, 2005               10,345,322
                 Concentra Managed Care, Inc.
   9,850,000     Term loan, maturing December 31, 2005                8,889,625
   4,925,000     Term loan, maturing December 31, 2006                4,444,813
                 Extendicare Health Services, Inc.
   6,172,908     Term loan, maturing December 31, 2004                5,802,533
                 FHC Health Systems, Inc.
  10,512,470     Term loan, maturing April 30, 2005                   9,986,846
  10,512,470     Term loan, maturing April 30, 2006                   9,986,846
                 Integrated Health Services, Inc.
  32,422,500     Term loan, maturing September 15, 2003*             10,687,850
  19,650,000     Term loan, maturing December 31, 2005*               6,427,181
                 Magellan Health Services, Inc.
  14,459,778     Term loan, maturing February 12, 2005               13,505,323
  14,459,778     Term loan, maturing February 12, 2006               13,594,269
                 Mariner Post-Acute Network (f/k/a Paragon)
   4,994,357     Term loan, maturing March 31, 2004*                  1,882,872
  16,642,545     Term loan, maturing March 31, 2005*                  6,274,240
  16,642,545     Term loan, maturing March 31, 2006*                  6,274,240
                 Mediq/PRN Life Support Services, Inc.
  15,705,702     Term loan, maturing May 29, 2006                    13,349,847
                 National Medical Care, Inc.
  22,330,000     Term loan, maturing September 30, 2003              22,106,700
                 Quest Diagnostics, Inc.
  11,081,860     Term loan, maturing August 16, 2005                 11,114,763
  10,227,747     Term loan, maturing August 16, 2006                 10,258,113
                 Sybron Dental Management
   2,750,000     Term loan, maturing November 28, 2007                2,736,331
   2,750,000     Term loan, maturing November 28, 2007                2,736,331
                 Team Health
   3,786,667     Term loan, maturing March 12, 2006                   3,779,567
                 Total Renal Care Holdings, Inc.
  15,947,205     Term loan, maturing March 31, 2008                  15,796,041
-------------------------------------------------------------------------------
                                                                 $  213,967,559
-------------------------------------------------------------------------------

Hotels -- 2.0%
-------------------------------------------------------------------------------
                 Extended Stay America
$  1,330,000     Revolving loan, maturing December 31, 2002      $    1,278,463
   6,500,000     Term loan, maturing December 31, 2002                6,402,500
   9,800,000     Term loan, maturing December 31, 2003                9,759,163
                 Starwood Hotels & Resorts
  67,500,000     Term loan, maturing February 23, 2003               67,689,878
  23,125,000     Term loan, maturing February 23, 2003               23,190,051
                 Wyndham International, Inc.
  15,918,600     Term loan, maturing June 30, 2004                   15,865,543
  34,000,000     Term loan, maturing June 30, 2006                   33,681,250
-------------------------------------------------------------------------------
                                                                 $  157,866,848
-------------------------------------------------------------------------------

Household Furnishings & Appliances -- 1.5%
-------------------------------------------------------------------------------
                 Goodman Manufacturing Company, L.P.
$  6,509,512     Term loan, maturing September 30, 2003          $    6,383,390
  27,186,952     Term loan, maturing July 31, 2005                   26,830,123
                 Home Place
   7,153,327     Revolving loan, maturing December 31, 2002           7,066,709
                 Sealy Mattress Company
  19,021,939     Term loan, maturing December 15, 2004               19,061,562
  13,433,739     Term loan, maturing December 15, 2005               13,468,720
  17,445,703     Term loan, maturing December 15, 2006               17,482,042
                 Simmons Company
   7,365,090     Term loan, maturing October 30, 2005                 7,366,011
  12,189,613     Term loan, maturing October 30, 2006                12,191,137
                 Sleepmaster, LLC
   5,551,625     Term loan, maturing December 31, 2006                5,551,625
                 The Boyds Collection, Ltd.
   5,000,000     Term loan, maturing April 21, 2005                   4,997,172
-------------------------------------------------------------------------------
                                                                 $  120,398,491
-------------------------------------------------------------------------------

Household Products -- 1.5%
-------------------------------------------------------------------------------
                 BMK, Inc.
$  4,657,160     Term loan, maturing June 30, 2004               $    4,657,160
                 Desa International, Inc.
   6,815,250     Term loan, maturing November 30, 2004                6,372,259
                 Diamond Brands Operating Corp.
     471,182     Revolving loan, maturing March 31, 2004                429,596
   1,524,886     Term loan, maturing March 31, 2005                   1,385,953
  11,162,762     Term loan, maturing March 31, 2006                  10,283,042
                 Polaroid Corporation
  22,857,143     Revolving loan, maturing December 31, 2001          22,800,690
                 Samsonite Corporation
  18,342,833     Term loan, maturing June 24, 2005                   17,998,905
                 Shop Vac Corporation
  10,000,000     Term loan, maturing June 30, 2007                    9,993,750
                 The Imperial Decor Home Group, Inc.
   4,233,839     Revolving loan, maturing March 12, 2004*               486,891
   3,656,591     Term loan, maturing March 12, 2004*                    420,508
   6,491,158     Term loan, maturing March 12, 2005*                    746,483
   2,536,937     Term loan, maturing March 12, 2006*                    291,748
                 The Scotts Company
   8,500,000     Term loan, maturing December 31, 2007                8,548,340
                 United Industries Corporation
  20,158,894     Term loan, maturing January 20, 2006                19,280,351
                 Werner Holding Co.
   7,953,844     Term loan, maturing November 30, 2004                7,898,216
   4,801,500     Term loan, maturing November 30, 2005                4,773,891
-------------------------------------------------------------------------------
                                                                 $  116,367,783
-------------------------------------------------------------------------------

Insurance -- 0.7%
-------------------------------------------------------------------------------
                 Acordia, Inc.
$ 24,377,487     Term loan, maturing December 31, 2004           $   24,316,543
                 Willis Corroon Corporation
  11,266,933     Term loan, maturing February 19, 2007               11,261,649
  11,706,451     Term loan, maturing February 19, 2008               11,721,084
  11,706,451     Term loan, maturing August 19, 2008                 11,721,084
-------------------------------------------------------------------------------
                                                                 $   59,020,360
-------------------------------------------------------------------------------

Leisure Equipment & Products -- 0.3%
-------------------------------------------------------------------------------
                 AMSCAN Holdings, Inc.
$  8,133,636     Term loan, maturing December 31, 2004           $    7,928,132
                 Bell Sports, Inc.
  13,250,000     Term loan, maturing March 30, 2007                  13,183,750
                 Hedstrom Corporation
   5,324,234     Term loan, maturing June 30, 2003                    3,950,582
   2,018,150     Term loan, maturing June 30, 2005                    1,497,467
-------------------------------------------------------------------------------
                                                                 $   26,559,931
-------------------------------------------------------------------------------

Machinery -- 0.4%
-------------------------------------------------------------------------------
                 Flowserve Corporation
$ 13,780,000     Term loan, maturing June 30, 2008               $   13,765,641
                 Thermadyne MFG LLC
   2,633,687     Term loan, maturing May 22, 2004                     2,319,838
   8,556,697     Term loan, maturing May 22, 2005                     7,537,021
   8,534,757     Term loan, maturing May 22, 2006                     7,517,695
-------------------------------------------------------------------------------
                                                                 $   31,140,195
-------------------------------------------------------------------------------
Manufacturing -- 3.8%
-------------------------------------------------------------------------------
                 Advanced Glassfiber Yarns LLC
$ 21,703,400     Term loan, maturing September 30, 2005          $   21,723,757
                 Alliance Laundry Holdings LLC
  17,456,250     Term loan, maturing September 30, 2005              17,019,844
                 Chart Industries, Inc.
  19,055,276     Term loan, maturing March 31, 2006                  19,033,943
                 Citation Corporation
  13,483,929     Term loan, maturing December 1, 2007                13,239,532
                 Dayton Superior Corporation
   1,327,500     Term loan, maturing September 29, 2005               1,332,478
                 Matthew Warren, Inc.
   7,662,683     Term loan, maturing May 31, 2005                     7,662,683
   2,797,709     Term loan, maturing May 31, 2006                     2,797,709
                 Mueller Group, Inc.
  13,540,851     Term loan, maturing August 17, 2006                 13,595,868
  12,583,200     Term loan, maturing August 17, 2007                 12,636,289
   1,990,000     Term loan, maturing August 17, 2008                  2,000,573
                 Neenah Foundry Company
  28,284,571     Term loan, maturing September 30, 2005              26,870,342
                 Panavision International, L.P.
  21,785,351     Term loan, maturing March 31, 2005                  20,124,218
                 Panolam Industries, Inc.
  15,624,975     Term loan, maturing December 31, 2006               15,634,741
                 Polypore Incorporated
   2,985,000     Term loan, maturing December 31, 2006                2,988,731
                 SPX Corporation
  48,395,000     Term loan, maturing December 31, 2006               48,561,382
                 Synthetic Industries, Inc.
  16,500,000     Term loan, maturing December 30, 2007               16,005,000
                 Tokheim Corporation
   1,101,282     Revolving loan, maturing December 5, 2005            1,101,282
   8,786,558     Term loan (PIK), maturing December 5, 2005           4,656,876
   4,273,672     Term loan, maturing December 5, 2005                 4,273,672
   7,669,537     Term loan, maturing December 5, 2005                 7,669,537
                 UCAR Finance, Inc.
  46,530,000     Term loan, maturing December 31, 2007               44,552,475
-------------------------------------------------------------------------------
                                                                 $  303,480,932
-------------------------------------------------------------------------------

Metals & Mining -- 0.3%
-------------------------------------------------------------------------------
                 Handy & Harman
$ 18,842,759     Term loan, maturing December 31, 2006           $   18,791,733
                 U.S. Silica Company
   4,868,701     Term loan, maturing September 30, 2007               4,847,400
-------------------------------------------------------------------------------
                                                                 $   23,639,133
-------------------------------------------------------------------------------

Office Equipment & Supplies -- 0.6%
-------------------------------------------------------------------------------
                 Buhrmann, Inc.
$ 14,960,855     Term loan, maturing December 31, 2007           $   14,997,090
                 Identity Group, Inc.
   6,912,500     Term loan, maturing April 30, 2007                   6,904,569
                 Iron Mountain, Inc.
   3,575,525     Term loan, maturing February 28, 2006                3,605,853
                 Office Max
   9,821,433     Revolving loan, maturing November 30, 2003           9,771,215
                 U.S. Office Products
  18,430,615     Term loan, maturing June 9, 2006                    11,740,302
-------------------------------------------------------------------------------
                                                                 $   47,019,029
-------------------------------------------------------------------------------

Oil & Gas -- 0.1%
-------------------------------------------------------------------------------
                 Transmontaigne Inc.
$  4,073,438     Term loan, maturing June 30, 2006               $    4,027,611
-------------------------------------------------------------------------------
                                                                 $    4,027,611
-------------------------------------------------------------------------------

Paper & Forest Products -- 0.5%
-------------------------------------------------------------------------------
                 Alabama River & Newsprint
$ 18,379,406     Term loan, maturing December 31, 2002           $   17,017,841
                 Bear Island Paper Company, LLC
   8,826,131     Term loan, maturing December 31, 2005                8,517,217
                 Pacifica Papers, Inc.
  14,348,737     Term loan, maturing March 5, 2006                   14,438,417
-------------------------------------------------------------------------------
                                                                 $   39,973,475
-------------------------------------------------------------------------------

Personal Products -- 1.4%
-------------------------------------------------------------------------------
                 AM Cosmetics, Inc.
$  3,213,995     Revolving loan, maturing May 30, 2004*          $    3,213,995
   1,831,215     Term loan, maturing May 30, 2004*                    1,831,215
   3,662,430     Term loan, maturing May 30, 2006*                    3,662,430
   4,074,409     Subordinated debt, maturing May 30, 2007*                    0
                 Mary Kay Inc.
  15,946,982     Term loan, maturing March 6, 2004                   15,946,982
                 Playtex FP, Inc.
  50,427,516     Term loan, maturing June 15, 2003                   49,040,759
                 Revlon Consumer Products Corporation
  16,789,370     Term loan, maturing May 29, 2002                    15,614,114
  22,579,326     Term loan, maturing May 29, 2002                    20,848,237
-------------------------------------------------------------------------------
                                                                 $  110,157,732
-------------------------------------------------------------------------------

Pharmaceuticals & Biotechnology -- 0.8%
-------------------------------------------------------------------------------
                 Advance Paradigm, Inc.
$ 12,000,000     Term loan, maturing September 30, 2007          $   12,048,756
                 Alliance Imaging, Inc.
   7,990,647     Term loan, maturing December 18, 2004                7,890,764
   9,855,132     Term loan, maturing December 18, 2005                9,731,943
                 Bergen Brunswig Corporation
  23,495,473     Term loan, maturing October 19, 2001                23,517,512
                 Express Scripts, Inc.
   5,438,596     Term loan, maturing March 31, 2006                   5,424,152
                 Shire Pharmaceuticals
   5,000,000     Term loan, maturing December 31, 2005                4,981,250
-------------------------------------------------------------------------------
                                                                 $   63,593,377
-------------------------------------------------------------------------------

Publishing & Printing -- 3.4%
-------------------------------------------------------------------------------
                 American Media Operations Inc.
$ 10,000,000     Term loan, maturing April 1, 2006               $   10,002,080
  31,770,000     Term loan, maturing April 1, 2007                   31,913,930
                 Entertainment Publications, Inc.
   6,717,670     Term loan, maturing December 31, 2005                6,658,890
                 Journal Register Company
  39,655,222     Term loan, maturing September 30, 2006              39,349,560
                 Liberty Group Operating, Inc.
   6,965,000     Term loan, maturing April 30, 2007                   6,986,766
                 Merrill Corporation
  12,375,000     Term loan, maturing November 15, 2007               11,493,281
                 Morris Communications Corporation
  17,219,840     Term loan, maturing June 30, 2005                   17,155,266
                 Primedia Inc.
  16,101,181     Term loan, maturing March 30, 2004                  16,072,666
   3,518,000     Revolving loan, maturing June 30, 2004               3,478,423
  25,200,000     Term loan, maturing June 30, 2004                   24,916,500
                 R.H. Donnelley Inc.
  11,804,477     Term loan, maturing December 5, 2005                11,715,943
  13,310,523     Term loan, maturing December 5, 2006                13,210,694
                 Rand McNally & Company
     977,500     Term loan, maturing April 30, 2005                     782,000
   4,398,750     Term loan, maturing April 30, 2006                   3,519,000
                 Reiman Publications
   3,940,235     Term loan, maturing November 30, 2005                3,964,042
                 The McClatchy Company
  29,238,495     Term loan, maturing September 10, 2007              29,156,276
                 The Sheridan Group, Inc.
   7,814,415     Term loan, maturing January 30, 2005                 7,812,072
                 Von Hoffman Press, Inc.
   9,714,156     Term loan, maturing May 30, 2004                     9,589,698
  21,906,740     Term loan, maturing May 30, 2005                    21,626,071
-------------------------------------------------------------------------------
                                                                 $  269,403,158
-------------------------------------------------------------------------------

Real Estate -- 3.9%
-------------------------------------------------------------------------------
                 622 Third Ave Company LLC
$ 23,000,000     Term loan, maturing May 9, 2003                 $   23,000,000
                 AIMCO Properties, L.P.
  14,067,020     Term loan, maturing July 31, 2004                   14,093,396
                 American Tower, L.P.
  44,020,000     Term loan, maturing December 31, 2007               44,284,560
                 Crescent Real Estate Funding VIII
  45,004,239     Term loan, maturing May 30, 2008                    45,144,878
                 Crown Castle Operating Company
  46,280,000     Term loan, maturing March 31, 2008                  46,530,699
                 Fortress Investment Fund, LLC
  12,378,827     Term loan, maturing September 30, 2002              12,249,945
                 HQ Global Workplaces, Inc.
  21,228,729     Term loan, maturing December 31, 2005               20,910,298
                 Lennar Corporation
  35,441,175     Term loan, maturing May 2, 2007                     35,544,557
                 MeriStar Investment Partners, L.P.
   6,615,193     Term loan, maturing March 31, 2002                   6,565,579
  13,104,526     Term loan, maturing March 31, 2003                  13,047,194
                 Prison Realty Corporation
  14,700,000     Term loan, maturing January 1, 2003                 13,706,806
                 Starwood Walden LLC
  13,000,000     Term loan, maturing June 30, 2003                   12,805,000
                 Spectrasite Communications, Inc.
  18,000,000     Term loan, maturing June 30, 2006                   18,042,750
-------------------------------------------------------------------------------
                                                                 $  305,925,662
-------------------------------------------------------------------------------

Restaurants -- 1.4%
-------------------------------------------------------------------------------
                 AFC Enterprises Inc
$  9,809,420     Term loan, maturing June 30, 2004               $    9,772,635
                 Applebee's International, Inc.
  12,397,174     Term loan, maturing March 31, 2006                  12,404,922
                 Captain D's, Inc.
   9,494,165     Term loan, maturing December 31, 2001                9,351,753
                 Friendly Ice Cream Corporation
     714,286     Revolving loan, maturing November 15, 2002             714,286
                 Tricon Global Restaurants, Inc.
   4,818,182     Term loan, maturing October 2, 2002                  4,730,618
  75,141,662     Term loan, maturing October 2, 2002                 73,544,902
-------------------------------------------------------------------------------
                                                                 $  110,519,116
-------------------------------------------------------------------------------

Retail - Food & Drug -- 1.6%
-------------------------------------------------------------------------------
                 Duane Reade Inc.
$  1,136,364     Revolving loan, maturing February 15, 2005      $    1,130,682
   7,530,663     Term loan, maturing February 15, 2005                7,533,021
   1,406,208     Term loan, maturing February 15, 2006                1,406,648
                 Pathmark Stores, Inc.
  26,746,667     Term loan, maturing July 15, 2007                   26,592,873
                 Rite Aid Funding, LLC
  68,400,000     Term loan, maturing August 1, 2002                  67,716,000
                 Shoppers Acquisition Corporation
  13,561,550     Term loan, maturing March 30, 2008                  13,619,065
  13,561,550     Term loan, maturing March 30, 2009                  13,619,065
-------------------------------------------------------------------------------
                                                                 $  131,617,354
-------------------------------------------------------------------------------

Retail - Multiline -- 0.3%
-------------------------------------------------------------------------------
                 Bradlees Stores
$  3,702,372     Revolving loan, maturing December 31, 2004      $    3,678,833
                 Service Merchandise
   6,000,000     Term loan, maturing April 14, 2004                   6,006,334
                 Tuesday Morning Corporation
  12,246,886     Term loan, maturing December 31, 2004               12,185,652
-------------------------------------------------------------------------------
                                                                 $   21,870,819
-------------------------------------------------------------------------------

Retail - Specialty -- 1.3%
-------------------------------------------------------------------------------
                 Advanced Stores Company, Inc.
$ 26,692,323     Term loan, maturing April 15, 2006              $   26,558,861
                 CSK Auto, Inc.
  24,753,674     Term loan, maturing October 31, 2003                21,226,276
  13,332,048     Term loan, maturing October 31, 2004                11,487,786
                 Nebraska Book Company
   7,192,904     Term loan, maturing March 31, 2006                   7,156,939
                 Petro Shopping Centers, L.P.
  11,356,250     Term loan, maturing July 31, 2006                   11,313,664
                 The Sports Authority, Inc.
  19,501,433     Revolving loan, maturing September 30, 2003         19,452,680
                 Travelcenters of America, Inc.
   5,500,000     Term loan, maturing November 8, 2008                 5,535,519
-------------------------------------------------------------------------------
                                                                 $  102,731,725
-------------------------------------------------------------------------------

Retail Stores - General Mdse -- 0.3%
-------------------------------------------------------------------------------
                 Stage Stores, Inc.
$ 26,000,000     Term loan, maturing June 2, 2003                $   25,944,258
-------------------------------------------------------------------------------
                                                                 $   25,944,258
-------------------------------------------------------------------------------

Road & Rail -- 0.7%
-------------------------------------------------------------------------------
                 I & M Rail Link, LLC
$  8,200,000     Term loan, maturing March 31, 2004*             $    5,535,000
                 Kansas City Southern Industries, Inc.
   9,500,000     Term loan, maturing December 29, 2006                9,563,831
                 MTL
  15,115,588     Term loan, maturing August 28, 2005                 14,114,180
  13,064,488     Term loan, maturing February 28, 2006               12,198,966
                 Transportation Manufacturing Operations, Inc.
  11,831,001     Term loan, maturing June 15, 2006                   11,646,712
-------------------------------------------------------------------------------
                                                                 $   53,058,689
-------------------------------------------------------------------------------

Semiconductor Equipment & Products -- 0.5%
-------------------------------------------------------------------------------
                 Semiconductor Components Industries, LLC
$ 15,183,149     Term loan, maturing August 4, 2006              $   15,221,106
  16,398,006     Term loan, maturing August 4, 2007                  16,439,001
   8,254,595     Term loan, maturing August 4, 2008                   8,253,737
-------------------------------------------------------------------------------
                                                                 $   39,913,844
-------------------------------------------------------------------------------

Shipping Lines -- 0.0%
-------------------------------------------------------------------------------
                 American Commercial Lines
$    355,674     Term loan, maturing July 30, 2006               $      342,558
   2,236,060     Term loan, maturing June 30, 2007                    2,153,605
-------------------------------------------------------------------------------
                                                                 $    2,496,163
-------------------------------------------------------------------------------

Telecommunications - Wireline -- 1.8%
-------------------------------------------------------------------------------
                 360Networks, Inc.
$  1,500,000     Term loan, maturing December 31, 2007           $    1,464,063
                 Alec Holdings, Inc.
  13,429,283     Term loan, maturing November 30, 2006               13,412,496
   9,020,718     Term loan, maturing November 30, 2007                9,009,442
                 Cincinnati Bell, Inc.
   4,366,667     Term loan, maturing December 31, 2004                4,337,427
  48,520,000     Term loan, maturing December 31, 2005               48,644,648
                 Davel Communications
   3,950,000     Term loan, maturing June 23, 2005*                     638,585
                 Exodus Communications, Inc.
   3,000,000     Term loan, maturing October 31, 2007                 3,024,375
                 Globenet Communication Holdings Ltd.
  14,000,000     Term loan, maturing September 30, 2005              13,825,000
                 MJD Communications
   4,482,375     Term loan, maturing March 31, 2006                   4,471,169
   4,381,256     Term loan, maturing March 31, 2007                   4,370,303
                 NSC Communications Corporation
  10,755,882     Term loan, maturing October 1, 2003*                 5,377,941
                 Telus Corporation
  34,570,284     Term loan, maturing October 31, 2001                34,570,284
-------------------------------------------------------------------------------
                                                                 $  143,145,733
-------------------------------------------------------------------------------

Telecommunications - Wireless -- 10.2%
-------------------------------------------------------------------------------
                 American Cellular Corporation
$ 22,280,370     Term loan, maturing March 31, 2007              $   22,281,752
  25,788,519     Term loan, maturing March 31, 2008                  25,788,519
                 Centennial Cellular Corp.
   2,000,000     Term loan, maturing November 30, 2005                1,989,108
  38,839,885     Term loan, maturing November 30, 2006               38,902,612
  28,914,634     Term loan, maturing November 30, 2007               28,968,849
                 Cook Inlet/ Voicestream Operating Co. LLC
   4,500,000     Term loan, maturing December 31, 2008                4,545,000
                 Dobson Operating Company
   5,384,615     Term loan, maturing March 31, 2007                   5,388,541
  20,053,111     Term loan, maturing December 31, 2007               20,067,730
  16,877,475     Term loan, maturing March 31, 2008                  16,907,011
                 Microcell Connexions
  24,500,000     Term loan, maturing December 30, 2005               24,507,669
  12,773,938     Term loan, maturing March 1, 2006                   12,746,001
                 Nextel Communications, Inc.
  36,000,000     Term loan, maturing June 30, 2008                   36,117,324
  36,000,000     Term loan, maturing December 30, 2008               36,117,324
 107,100,000     Term loan, maturing March 31, 2009                 106,518,875
                 Rural Cellular Corporation
  31,015,000     Term loan, maturing April 6, 2008                   30,947,170
  31,015,000     Term loan, maturing April 6, 2009                   30,947,170
                 Sygnet Operating Company (Dobson)
  11,733,081     Term loan, maturing March 31, 2007                  11,675,460
  10,993,845     Term loan, maturing December 23, 2007               10,942,317
                 Telecorp PCS
  35,780,000     Term loan, maturing January 17, 2007                35,683,108
                 Teligent, Inc.
   5,000,000     Term loan, maturing June 30, 2006                    3,291,665
                 Tritel Holding Corp.
  30,000,000     Term loan, maturing December 31, 2007               30,065,640
                 Voicestream PCS Holdings, LLC
  10,000,000     Term loan, maturing December 31, 2007                9,821,250
  71,000,000     Term loan, maturing December 31, 2008               70,286,592
                 Voicestream Vendor Facility
 100,000,000     Term loan, maturing June 30, 2009                   99,125,000
                 Western Wireless
  20,000,000     Term loan, maturing September 30, 2007              19,850,000
  49,570,000     Term loan, maturing September 30, 2008              49,760,299
                 Winstar Communications, Inc.
  40,000,000     Term loan, maturing September 30, 2007              37,774,701
-------------------------------------------------------------------------------
                                                                 $  821,016,687
-------------------------------------------------------------------------------

Textiles & Apparel -- 1.4%
-------------------------------------------------------------------------------
                 Cluett American Corp
$  5,975,302     Term loan, maturing May 18, 2005                $    5,885,673
                 Collins & Aikman Floorcovering
  13,570,588     Term loan, maturing June 30, 2002                   13,265,250
                 GFSI, Inc.
  11,454,779     Term loan, maturing March 31, 2004                  11,273,735
                 Globe Manufacturing Corp
  12,039,500     Term loan, maturing July 31, 2006*                   8,427,650
                 Joan Fabrics Corporation
   3,699,746     Term loan, maturing June 30, 2003                    3,570,254
  10,036,840     Term loan, maturing June 30, 2005                    9,779,646
   5,064,171     Term loan, maturing June 30, 2006                    4,934,401
                 Pillowtex Corporation
  37,221,581     Term loan, maturing December 31, 2004               22,072,398
                 The William Carter Company
  22,205,277     Term loan, maturing October 31, 2003                22,214,536
                 Walls Industries, Inc.
   4,659,574     Term loan, maturing February 28, 2005                4,659,574
   6,574,468     Term loan, maturing February 28, 2006                6,574,468
-------------------------------------------------------------------------------
                                                                 $  112,657,585
-------------------------------------------------------------------------------

Theaters -- 0.3%
-------------------------------------------------------------------------------
                 Carmike Cinemas, Inc.
$ 11,260,936     Term loan, maturing February 25, 2005*          $    8,483,238
                 Edwards Megaplex Holdings, LLC
  11,500,000     Term loan, maturing August 25, 2006*                10,350,000
                 Hollywood Theater Holdings, Inc.
   8,865,000     Term loan, maturing March 31, 2006*                  8,510,400
-------------------------------------------------------------------------------
                                                                 $   27,343,638
-------------------------------------------------------------------------------

Utilities -- 0.4%
-------------------------------------------------------------------------------
                 Western Resources Inc.
$ 33,270,000     Term loan, maturing March 17, 2003              $   33,519,520
-------------------------------------------------------------------------------
                                                                 $   33,519,520
-------------------------------------------------------------------------------

Total Senior Floating-Rate Loan Interests
  (identified cost, $7,662,238,525)                              $7,320,666,269
-------------------------------------------------------------------------------

Common Stocks and Warrants -- 0.1%

Shares/Warrants  Security                                              Value
-------------------------------------------------------------------------------
     806,708     AFC Enterprises Common Stock*                   $    6,251,987
         583     AM Cosmetics (Series E) Preferred Stock*                     0
      52,190     AM Cosmetics Common Stock*                                   0
         608     Classic Cable Common Stock Warrants*                         0
       5,274     Environmental Systems Products Holdings
                   (Series A) Preferred*                              1,329,472
      33,278     Environmental Systems Products Holdings
                   Common Stock*                                              0
       4,795     Philips Services Corporation 6% Subordinated Notes
                   4/15*                                                  4,795
     150,365     Philips Services Corporation Common Stock*             476,726
      34,364     PSI Acquisition Warrants*                                    0
     297,015     Safelite Glass Corporation Common Stock*                     0
      20,048     Safelite Realty Corporation Common Stock*                    0
         879     Tokheim Stock (Series A) Preferred Stock*                    0
      59,602     Tokheim Stock Warrants*                                      0
-------------------------------------------------------------------------------
Total Common Stocks and Warrants
  (identified cost, $2,527,110)                                  $    8,062,980
-------------------------------------------------------------------------------
Commercial Paper -- 6.8%

Principal
Amount
(000's Omitted)       Security                                         Value
-------------------------------------------------------------------------------
$ 38,922,000     American Express Credit, 6.48%, 1/2/01          $   38,914,992
  80,000,000     Barton Capital Corp., 6.63%, 1/10/01                79,849,661
  31,794,000     Barton Capital Corp., 6.64%, 1/8/01                 31,770,688
 100,000,000     Corporate Asset Funding, 6.6%, 1/9/01               99,853,333
   6,000,000     Corporate Receivables Corp., 6.53%, 1/2/01           5,998,911
 100,000,000     Corporate Receivables Corp., 6.6%, 1/4/01           99,944,999
  60,000,000     Corporate Receivables Corp., 6.61%, 1/5/01          59,955,938
 110,885,000     Ford Motor Credit Corp., 6.51%, 1/10/01            110,670,637
  17,000,000     Ford Motor Credit Corp., 6.57%, 1/5/01              17,021,489
-------------------------------------------------------------------------------
Total Commercial Paper
  (amortized cost, $543,980,648)                                 $  543,980,648
-------------------------------------------------------------------------------
Total Investments -- 98.2%
  (identified cost, $8,208,746,283                                7,872,709,897
-------------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.8%                           $  149,076,778
-------------------------------------------------------------------------------
Total Net Assets -- 100%                                         $8,021,786,675
-------------------------------------------------------------------------------
(1) Senior secured floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at the election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have an expected average life of approximately three years.
*   Non-income producing security.

Note: At December 31, 2000, the Portfolio had unfunded commitments amounting to $251,752,897 under various revolving credit agreements.

Statement of Assets and Liabilities

As of December 31, 2000
(Expressed in United States Dollars)

Assets
-------------------------------------------------------------------------------
Investments, at value
  (identified cost, $8,208,746,283)                              $7,872,709,897
Cash                                                                 82,228,795
Receivable for investments sold                                       4,496,419
Interest receivable                                                  63,793,174
Deferred organization expenses                                           12,981
Prepaid expenses                                                        915,595
-------------------------------------------------------------------------------
Total assets                                                     $8,024,156,861
-------------------------------------------------------------------------------

Liabilities
-------------------------------------------------------------------------------
Deferred facility fee income                                     $    1,884,429
Payable to affiliate for Trustees' fees                                   9,810
Accrued expenses                                                        475,947
-------------------------------------------------------------------------------
Total liabilities                                                $    2,370,186
-------------------------------------------------------------------------------
Net assets applicable to investors' interest in Portfolio        $8,021,786,675
-------------------------------------------------------------------------------

Sources of Net Assets
-------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals          $8,357,823,061
Net unrealized depreciation (computed on the basis of
  identified cost)                                                 (336,036,386)
-------------------------------------------------------------------------------
Total                                                            $8,021,786,675
-------------------------------------------------------------------------------


Statement of Operations

For the Year Ended December 31, 2000
(Expressed in United States Dollars)

Investment Income
-------------------------------------------------------------------------------
Interest                                                         $  837,496,288
Facility fees earned                                                  6,253,393
Miscellaneous                                                           305,309
-------------------------------------------------------------------------------
Total investment income                                          $  844,054,990
-------------------------------------------------------------------------------
Expenses
-------------------------------------------------------------------------------
Investment adviser fee                                           $   38,551,367
Trustees fees and expenses                                               17,437
Custodian fee                                                         1,463,280
Legal and accounting services                                           909,912
Interest                                                                579,615
Amortization of organization expenses                                     6,222
Miscellaneous                                                           282,436
-------------------------------------------------------------------------------
Total expenses                                                   $   41,810,269
-------------------------------------------------------------------------------
Net investment income                                            $  802,244,721
-------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
-------------------------------------------------------------------------------
Net realized gain (loss) --
  Investment transactions (identified cost basis)                $  (97,687,213)
-------------------------------------------------------------------------------
Net realized loss                                                $  (97,687,213)
-------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
  Investments (identified cost basis)                            $ (269,754,529)
-------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)             $ (269,754,529)
-------------------------------------------------------------------------------
Net realized and unrealized loss                                 $ (367,441,742)
-------------------------------------------------------------------------------
Net increase in net assets from operations                       $  434,802,979
-------------------------------------------------------------------------------

                       See notes to financial statements

Statements of Changes in Net Assets
(Expressed in United States Dollars)

Increase (Decrease)                           Year Ended            Year Ended
in Net Assets                                 December 31, 2000     December 31, 1999
-------------------------------------------------------------------------------------
From operations --
  Net investment income                       $   802,244,721       $   608,035,587
  Net realized loss                               (97,687,213)          (20,731,038)
  Net change in unrealized appreciation
    (depreciation)                               (269,754,529)          (62,738,620)
-------------------------------------------------------------------------------------
Net increase in net assets from operations    $   434,802,979       $   524,565,929
-------------------------------------------------------------------------------------
Capital transactions --
  Contributions                               $ 2,027,650,216       $ 4,388,066,031
  Withdrawals                                  (3,827,517,843)       (1,956,114,319)
-------------------------------------------------------------------------------------
Net increase (decrease) in
  net assets from
  capital transactions                        $(1,799,867,627)      $ 2,431,951,712
-------------------------------------------------------------------------------------
Net increase (decrease) in
  net assets                                  $(1,365,064,648)      $ 2,956,517,641
-------------------------------------------------------------------------------------
Net Assets
-------------------------------------------------------------------------------------
At beginning of year                          $ 9,386,851,323       $ 6,430,333,682
-------------------------------------------------------------------------------------
At end of year                                $ 8,021,786,675       $ 9,386,851,323
-------------------------------------------------------------------------------------



Statement of Cash Flows
(Expressed in United States Dollars)
                                                             Year Ended
Increase (Decrease) in Cash                                  December 31, 2000
------------------------------------------------------------------------------
Cash flows from (used for) operating activities --
  Purchase of loan interests                                 $(3,792,571,700)
  Proceeds from sales and principal repayments                 4,175,343,982
  Interest received                                              829,944,151
  Facility fees paid                                             (11,331,479)
  Miscellaneous income received                                      407,024
  Interest paid                                                     (524,389)
  Operating expenses paid                                        (41,023,505)
  Net decrease in short-term investments                         544,483,970
------------------------------------------------------------------------------
Net cash used from operating activities                      $ 1,704,728,054
------------------------------------------------------------------------------
Cash flows from (used for) financing activities --
  Proceeds from capital contributions                        $ 2,027,650,216
  Payments for capital withdrawals                            (3,827,517,843)
------------------------------------------------------------------------------
Net cash used for financing activities                       $(1,799,867,627)
------------------------------------------------------------------------------
Net decrease in cash                                         $   (95,139,573)
------------------------------------------------------------------------------
Cash at beginning of year                                    $   177,368,368
------------------------------------------------------------------------------
Cash at end of year                                          $    82,228,795
------------------------------------------------------------------------------

Reconciliation of Net Increase in Net Assets
From Operations to Net Cash From
Operating Activities
------------------------------------------------------------------------------
Net increase in net assets from operations                   $   434,802,979
Increase in receivable for investments sold                       (4,496,419)
Increase in interest receivable                                   (7,552,137)
Decrease in miscellaneous receivable                                 101,715
Decrease in prepaid expenses                                         136,568
Decrease in deferred organization expenses                             6,222
Decrease in payable to affiliate                                     (22,390)
Decrease in deferred facility fee income                         (17,607,422)
Increase in accrued expenses                                         135,753
Net decrease in investments                                    1,299,223,185
------------------------------------------------------------------------------
Net cash from operating activities                           $ 1,704,728,054
------------------------------------------------------------------------------

                       See notes to financial statements

Supplementary Data
(Expressed in United States Dollars)

                                                                   Year Ended December 31,
                                ----------------------------------------------------------------------------------------------
                                   2000                   1999                 1998                 1997                1996
------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of average daily net assets):
------------------------------------------------------------------------------------------------------------------------------
Operating expenses                 0.44%                  0.56%                0.93%                0.94%               0.98%
Interest expense                   0.01%                  0.01%                0.01%                0.02%               0.04%
Net investment income              8.62%                  7.32%                7.12%                7.12%               7.17%
Portfolio turnover                   47%                    64%                  56%                  81%                 75%
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year
(000's omitted)              $8,021,787             $9,386,851           $6,430,334           $4,035,072          $3,010,074
------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

SENIOR DEBT PORTFOLIO AS OF DECEMBER 31, 2000
NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies
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   Senior Debt Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A Investment Valuation -- The Portfolio's investments are primarily in interests in senior floating-rate loans (Senior Loans). Certain senior loans are deemed to be liquid if reliable market quotations are readily available for them. Boston Management and Research (BMR) values liquid Senior Loans on the basis of prices furnished by a pricing service. Other Senior Loans are valued at fair value by the Portfolio's investment advisor, BMR, under procedures established by the Trustees as permitted by Section 2(a)(41) of the Investment Company Act of 1940. Such procedures include the consideration of relevant factors, data and information relating to fair value, including
   (i) the characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Portfolio's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan including price quotations for and trading in the Senior Loan, and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the reputation and financial condition of the agent and any intermediate participant in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan. Portfolio securities (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities which may use market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sales price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps will be determined in accordance with a discounted present value formula and then confirmed by obtaining a bank quotation. Short-term obligations which mature in sixty days or less are valued at amortized cost, if their original term to maturity when acquired by the Portfolio was 60 days or less or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Portfolio was more then 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements are valued at cost plus accrued interest. Other portfolio securities for which there are no quotations or valuations are valued at fair value as determined in good faith by or on behalf of the Trustees.

   B Income -- Interest income from Senior Loans is recorded on the accrual basis at the then-current interest rate, while all other interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes. Facility fees received are recognized as income over the expected term of the loan.

   C Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

   D Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

   E Other -- Investment transactions are accounted for on a trade date basis.

   F Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

2  Investment Adviser Fee and Other Transactions with Affiliates
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   The investment advisory fee is paid to BMR as compensation for investment advisory services rendered to the Portfolio. The fee is computed at a monthly rate of 19/240 of 1% (0.95% annually) of the Portfolio's average daily gross assets up to and including $1 billion and at reduced rates as daily gross assets exceed that level. Effective May 1, 1999, the Trustees of the Portfolio voted to accept a waiver of BMR's compensation so that the aggregate advisory fees paid by the Portfolio under the advisory agreement during any fiscal year will not exceed on an annual basis 0.50% of average daily gross assets of the Portfolio up to and including $1 billion and at reduced rates as daily gross assets exceed that level. For the year ended December 31, 2000, the effective annual rate, based on average daily gross assets, was 0.41% and amounted to $38,551,367. Except as to Trustees of the Portfolio who are not members of BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee.

   Certain officers and Trustees of the Portfolio are officers of BMR. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2000, no significant amounts have been deferred.

   During the year ended December 31, 2000 the Portfolio engaged in purchase and sale transactions with other funds that also utilize BMR, or an affilite of BMR, as an investment adviser. These purchase and sale transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and amounted to $6,006,875 and $145,990,000, respectively.

3  Investments
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   The Portfolio invests primarily in Senior Loans. The ability of the issuers of the Senior Loans to meet their obligations may be affected by economic developments in a specific industry. The cost of purchases and the proceeds from principal repayments and sales of Senior Loans for the year ended December 31, 2000 aggregated $3,792,571,700 and $4,179,840,401, respectively.

4  Short-Term Debt and Credit Agreements
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   The Portfolio participates with another portfolio managed by BMR in a $600 million unsecured line of credit with a group of banks to permit the Portfolio to invest in accordance with its investment practices. Interest is charged under the credit agreement at the bank's base rate or at an amount above LIBOR. Interest expense includes a commitment fee of approximately $579,615 which is computed at the annual rate of 0.10% of the credit agreement. There were no significant borrowings under this agreement during the year ended December 31, 2000. As of December 31, 2000, the Portfolio had no borrowings outstanding.

5  Federal Income Tax Basis of Investments
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   The cost and unrealized appreciation/depreciation in the value of the investments owned at December 31, 2000, as computed on a federal income tax basis, were as follows:

   Aggregate cost                                              $8,208,746,283
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   Gross unrealized appreciation                               $   19,299,654
   Gross unrealized depreciation                                 (355,336,040)
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   Net unrealized depreciation                                 $ (336,036,386)
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SENIOR DEBT PORTFOLIO AS OF DECEMBER 31, 2000
INDEPENDENT AUDITORS' REPORT

To the Trustees and Investors
of Senior Debt Portfolio:
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We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Senior Debt Portfolio (the
Portfolio) as of December 31, 2000, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the year ended December 31, 2000 and the year ended December 31, 1999, and the supplementary data for each of the years in the five-year period ended December 31, 2000. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and Senior Loans owned at December 31, 2000 by correspondence with the custodian and selling or agent banks; where replies were not received from selling or agent banks, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of Senior Debt Portfolio as of December 31, 2000, and the results of its operations, its cash flows, the changes in its net assets and its supplemental data for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

                                                  DELOITTE & TOUCHE LLP
                                                  Boston, Massachusetts
                                                  February 16, 2001

EATON VANCE PRIME RATE RESERVES

Officers                        Trustees

JAMES B. HAWKES                 JESSICA M. BIBLIOWICZ
President and Trustee           President and Chief Executive Officer,
                                National Financial Partners
SCOTT H. PAGE
Vice President                  DONALD R. DWIGHT
                                President, Dwight Partners, Inc.
PAYSON F. SWAFFIELD
Vice President                  SAMUEL L. HAYES, III
                                Jacob H. Schiff Professor of Investment
                                Banking, Emeritus, Harvard University
JAMES L. O'CONNOR               Graduate School of Business Administration
Treasurer
                                NORTON H. REAMER
ALAN R. DYNNER                  Chairman and Chief Operating Officer,
Secretary                       Hellman, Jordan Management Co., Inc.
                                President, Jordan Simmons Capital LLC
                                and Unicorn Corporation

                                LYNN A. STOUT
                                Professor of Law,
                                Georgetown University Law Center

                                JACK L. TREYNOR
                                Investment Adviser and Consultant

SENIOR DEBT PORTFOLIO

Officers                        Trustees

JAMES B. HAWKES                 JESSICA M. BIBLIOWICZ
President and Trustee           President and Chief Executive Officer,
                                National Financial Partners
SCOTT H. PAGE
Vice President and              DONALD R. DWIGHT
Co-Portfolio Manager            President, Dwight Partners, Inc.

PAYSON F. SWAFFIELD             SAMUEL L. HAYES, III
Vice President and              Jacob H. Schiff Professor of Investment
Co-Portfolio Manager            Banking, Emeritus, Harvard University
                                Graduate School of Business Administration
JAMES L. O'CONNOR
Treasurer                       NORTON H. REAMER
                                Chairman and Chief Operating Officer,
                                Hellman, Jordan Management Co., Inc.
ALAN R. DYNNER                  President, Jordan Simmons Capital LLC
Secretary                       and Unicorn Corporation

                                LYNN A. STOUT
                                Professor of Law,
                                Georgetown University Law Center

                                JACK L. TREYNOR
                                Investment Adviser and Consultant

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INVESTMENT ADVISER OF SENIOR DEBT PORTFOLIO
BOSTON MANAGEMENT AND RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109

ADMINISTRATOR OF EATON VANCE PRIME RATE RESERVES
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
PFPC, INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI
02904-9653
(800) 262-1122

BANKING COUNSELS
MAYER, BROWN & PLATT
787 Seventh Avenue
New York, NY 10019

NIXON & PEABODY
101 Federal Street
Boston, MA 02110

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA
02116-5022

EATON VANCE PRIME RATE RESERVES
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

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This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
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165-2/01                                                                  PRSRC